Small/Aggressive Funds I

Scudder Aggressive Growth Fund

Supplement to the fund’s currently effective prospectus Dated December 1, 2003

CLASS I SHARES

The above fund currently offers four classes of shares to provide investors with different purchasing options. These are Class A, Class B and Class C shares, which are described in the fund’s Class A, B and C prospectus, and Class I shares, which are described in the prospectus as supplemented hereby. When placing purchase orders, investors must specify which class of shares they are ordering.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Deutsche Investment Management Americas Inc. (the “Advisor”) and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in the fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1,000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee-based advisory services that invest at least $1 million in the fund on behalf of each trust; and (5) investment companies managed by the Advisor that invest primarily in other investment companies.

Class I shares currently are available for purchase only through Scudder Distributors, Inc. (“SDI”), principal underwriter for the fund, and, in the case of category 4 above, selected dealers authorized by SDI.

The following information supplements the indicated sections of the prospectus.

Performance

The table shows how the returns of the Class I shares of Scudder Aggressive Growth Fund, on a before tax basis, compare with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index may vary over time. All figures assume reinvestment of dividends and distributions. As always, past performance (before and after taxes) is no guarantee of future results.

Average Annual Total Returns (%) as of 12/31/2002
	1 Year	Since Inception*

Scudder Aggressive Growth Fund (Return before taxes)	-31.47	-29.64

Index (Reflects no deductions for fees, expenses or taxes)	-28.03	-28.03

Index: Russell 3000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 Index.

For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

*	Since 12/1/2001. Index comparison begins 11/30/2001.

2

How much investors pay

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the fund.

Shareholder Fees, fees paid directly from your investment.

	Maximum Sales Charge (Load) Imposed on Purchases (% of offering price)	Maximum Contingent Deferred Sales Charge (Load) (% of redemption proceeds)	Maximum Sales Charge (Load) Imposed on Reinvested Dividends/ Distributions	Redemption Fee	Exchange Fee

Scudder Aggressive Growth Fund	None	None	None	None	None

Annual Operating Expenses, deducted from fund assets.

	Management Fee	Distribution/ Service (12b-1) Fees	Other Expenses*	Total Annual Fund Operating Expenses**

Scudder Aggressive Growth Fund	0.70%	None	0.16%	0.86%

*	Restated and estimated to reflect the termination of the fixed rate administrative fee.
**	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.00% for Class I shares of the fund, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses. Assuming the management fee and 12b-1 distribution/service fees remain the same, the fee cap would have no effect on estimated annual fund operating expenses for Class I shares of the fund.

Example

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

	1 Year	3 Years	5 Years	10 Years

Scudder Aggressive Growth Fund	$88	$274	$477	$1,061

3

Financial Highlights

This table is designed to help you understand the fund’s financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for Scudder Aggressive Growth Fund has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund’s financial statements, are included in the fund’s annual report (see “Shareholder reports” on the last page).

Scudder Aggressive Growth Fund — Class I

	2003	2002[a]

Selected Per Share Data

Net asset value, beginning of period	$8.68	$13.65

Income (loss) from investment operations:

Net investment income (loss)[b]	(.04)	(.00)[c]

Net realized and unrealized gain (loss) on investment transactions	3.38	(4.97)

Total from investment operations	3.34	(4.97)

Net asset value, end of period	$12.02	$8.68

Total Return (%)[c]	38.48	(36.41	)**

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	.009	4

Ratio of expenses	.82	.63	*

Ratio of net investment income (loss) (%)	(.40)	(.03	)*

Portfolio turnover rate (%)	124	41

[a]	For the period December 3, 2001 (commencement of sales) to September 30, 2002.
[b]	Based on average shares outstanding during the period.
[c]	Amount is less than $.005 per share.
*	Annualized
**	Not annualized

4

Special Features

Shareholders of the fund’s Class I shares may exchange their shares for (i) shares of Scudder Money Funds — Scudder Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of the Advisor and its affiliates and (ii) Class I shares of any other mutual fund listed in the Statement of Additional Information. Conversely, shareholders of Scudder Money Funds — Scudder Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of the Advisor and its affiliates may exchange their shares for Class I shares of any other mutual fund to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus.

As a result of the relatively lower expenses for Class I shares, the level of income dividends per share, if any, (as a percentage of net asset value) and, therefore, the overall investment return, typically will be higher for Class I shares than for the other classes of the fund.

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December 1, 2003 SAGF-1I	Printed on recycled paper

Small/Aggressive Funds I

Classes A, B and C

Prospectus

December 1, 2003

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Dynamic Growth Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

How the Funds Work

4	Scudder 21st Century Growth Fund

11	Scudder Aggressive Growth Fund

19	Scudder Dynamic Growth Fund

26	Other Policies and Secondary Risks

28	Who Manages and Oversees the Funds

31	Financial Highlights

How to Invest in the Funds

41	Choosing a Share Class

47	How to Buy Shares

48	How to Exchange or Sell Shares

49	Policies You Should Know About

58	Understanding Distributions and Taxes

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

	Class A	Class B	Class C

ticker symbol	SCNAX	SCNBX	SCNCX
fund number	151	251	351

Scudder 21st Century Growth Fund

The Fund’s Main Investment Strategy

The fund seeks long-term growth of capital by investing in common stocks of emerging growth companies that the advisor believes are poised to be leaders in the new century. The fund typically invests at least 80% of total assets in common stocks of companies that are similar in size to those in the Russell 2000 Growth Index (as of September 30, 2003, the Russell 2000 Growth Index had a median market capitalization of $392 million). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using extensive fundamental and field research, the managers look for companies that have low debt, exceptional management teams that hold a significant stake in the company, strong current or potential competitive positioning, and potential annual earnings growth of at least 15%, among other factors. The managers often find these companies in rapidly changing sectors of the economy, such as telecommunications, biotechnology and high tech.

The managers generally look for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The managers may favor different types of securities from different industries and companies at different times.

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures and options, including sales of covered put and call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market (See “Secondary Risks” for more information).

4    |     Scudder 21st Century Growth Fund

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given industry.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the fund may continue to hold their stock, but generally will not add to these holdings.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, one of the most important factors with this fund is how stocks perform — in this case, growth stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

This fund is designed for long-term investors who can accept the above-average risks of small-company investing and who are interested in a fund that seeks out tomorrow’s leaders.

Scudder 21st Century Growth Fund    |    5

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that a fund invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company’s shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

Other factors that could affect performance include:

■	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other factors

■	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

■	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary Risks” for more information)

6    |     Scudder 21st Century Growth Fund

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares was May 1, 2000. In the bar chart, the performance figures for Class A for periods prior to that date are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges of  Classes A, B, or C. Class S shares are offered in a different prospectus, but are not available to new investors.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and may vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder 21st Century Growth Fund

Annual Total Returns (%) as of 12/31 each year	Class A

2003 Total Return as of September 30: 21.77%

For the periods included in the bar chart:

Best Quarter: 46.52%, Q4 1999	Worst Quarter: –27.98%, Q3 2001

Scudder 21st Century Growth Fund    |    7

Average Annual Total Returns (%) as of 12/31/2002
	1 Year	5 Years	Since Inception*

Class A

Return before Taxes	-46.20	-5.05	-2.90

Return after Taxes on Distributions	-46.20	-5.45	-3.96

Return after Taxes on Distributions and Sale of Fund Shares	-30.58	-4.32	-3.14

Class B (Return before Taxes)	-45.11	-4.83	-2.72

Class C (Return before Taxes)	-43.95	-4.83	-2.86

Index (Reflects no deductions for fees, expenses or taxes)	-30.26	-6.59	-3.40

Index: Russell 2000 Growth Index, an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

*	Since 9/9/1996. Index comparison begins 9/30/1996.

Total returns from the date of inception through 2001 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

8    |    Scudder 21st Century Growth Fund

How Much Investors Pay

The table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C

Shareholder Fees, paid directly from your investment

Maximum Cumulative Sales Charge (Load)	5.75%	4.00%	2.00%

Maximum Sales Charge (Load) Imposed on Purchases (% of offering price)	5.75	None	1.00

Maximum Contingent Deferred Sales Charge (Load) (% of redemption proceeds)	None *	4.00	1.00

Annual Operating Expenses, deducted from fund assets

Management Fee	0.75%	0.75%	0.75%

Distribution/Service (12b-1) Fee	0.24	0.98	0.98

Other Expenses**	1.52	1.68	1.78

Total Annual Operating Expenses**	2.51	3.41	3.51

Less Expense Waiver/Reimbursement***	0.76	0.92	1.02

Net Annual Fund Operating Expenses***	1.75	2.49	2.49

*	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see ‘Policies You Should Know About — Policies about transactions’) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
**	Restated and estimated to reflect the termination of the fixed rate administrative fee.
***	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.50% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses.

Scudder 21st Century Growth Fund    |    9

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Expenses, assuming you sold your shares at the end of each period

Class A shares	$743	$1,243	$1,769	$3,203

Class B shares	652	1,262	1,895	3,241

Class C shares	450	1,073	1,817	3,779

Expenses, assuming you kept your shares

Class A shares	$743	$1,243	$1,769	$3,203

Class B shares	252	962	1,695	3,241

Class C shares	350	1,073	1,817	3,779

10    |    Scudder 21st Century Growth Fund

	Class A	Class B	Class C

ticker symbol	KGGAX	KGGBX	KGGCX
fund number	073	273	373

Scudder Aggressive Growth Fund

The Fund’s Main Investment Strategy

The fund seeks capital appreciation through the use of aggressive investment techniques. The fund normally invests at least 65% of total assets in equities — mainly common stocks — of US companies. The fund can invest in stocks of small, mid-sized and large companies of any market sector, and may invest in initial public offerings (IPOs) and in growth-oriented market sectors, such as the technology sector. In fact, the fund’s stock selection methods may at times cause it to invest more than 25% of its total assets in a single sector. A sector is typically made up of numerous industries.

In managing the fund, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other characteristics.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

OTHER INVESTMENTS While the fund invests mainly in US common stocks, it may invest up to 25% of total assets in foreign securities. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures and options, including sales of covered put and call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market (See “Secondary Risks” for more information).

Scudder Aggressive Growth Fund    |    11

The managers also look for companies in growing industries that have innovative products and services, repeat customers and control over costs and prices.

Top-down analysis. The managers consider the economic outlooks for various sectors and industries while looking for those that may benefit from recent or expected changes in the overall business environment.

The managers may favor different types of securities from different industries and companies at different times.

To a limited extent, the managers may seek to take advantage of short-term trading opportunities that result from market volatility. For example, the managers may increase positions in favored companies when prices fall and may sell companies that appear to be fully valued when prices rise.

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamental qualities have changed, other investments offer better opportunities, or to adjust their emphasis on a given industry or sector.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, one of the most important factors with this fund is how stocks perform — in this case, growth stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them. To the extent that it invests in small and/or mid-sized companies, the fund will be subject to increased risk because smaller

12    |    Scudder Aggressive Growth Fund

company stocks tend to be more volatile than stocks of larger companies, in part because, among other things, smaller companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Non-Diversification Risk. The fact that the fund is classified as non-diversified and can invest a larger percentage of assets in a given stock than a diversified fund, increases its risk, because any factors affecting a given company could affect fund performance more than if the fund invested in a larger number of issuers. In addition, the fact that the fund may focus its investments in one or more sectors increases stock market risk, because factors affecting those sectors could affect fund performance.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify a fund’s performance if it has a small asset base. A fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that a fund will be able to obtain proportionately larger IPO allocations.

This fund is designed for long-term investors who can accept an above-average level of risk to their investment and who are interested in potentially higher returns.

Scudder Aggressive Growth Fund    |    13

Other factors that could affect performance include:

■	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other factors

■	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

■	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary Risks” for more information)

14    |    Scudder Aggressive Growth Fund

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum applicable sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Aggressive Growth Fund

Annual Total Returns (%) as of 12/31 each year	Class A

2003 Total Return as of September 30: 23.42%

For the periods included in the bar chart:

Best Quarter: 33.20%, Q4 1999	Worst Quarter: –28.00%, Q3 2001

Scudder Aggressive Growth Fund    |    15

Average Annual Total Returns (%) as of 12/31/2002
	1 Year	5 Years	Since Inception*

Class A

Return before Taxes	-35.81	-5.36	0.21

Return after Taxes on Distributions	-35.81	-5.39	-0.12

Return after Taxes on Distributions and Sale of Fund Shares	-21.99	-4.16	0.06

Class B (Return before Taxes)	-34.45	-5.25	0.33

Class C (Return before Taxes)	-33.05	-5.31	0.12

Index (Reflects no deductions for fees, expenses or taxes)	-28.03	-4.11	0.72

Index: Russell 3000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 Index.

*	Since 12/31/1996.

Total returns from 1998 through 1999 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

16    |     Scudder Aggressive Growth Fund

How Much Investors Pay

The table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C

Shareholder Fees, paid directly from your investment

Maximum Cumulative Sales Charge (Load)	5.75%	4.00%	2.00%

Maximum Sales Charge (Load) Imposed on Purchases (% of offering price)	5.75	None	1.00

Maximum Contingent Deferred Sales Charge (Load) (% of redemption proceeds)	None *	4.00	1.00

Annual Operating Expenses, deducted from fund assets

Management Fee	0.70%	0.70%	0.70%

Distribution/Service (12b-1) Fee	0.23	0.97	0.98

Other Expenses**	1.16	1.56	1.60

Total Annual Operating Expenses**	2.09	3.23	3.28

Less Expense Waiver/Reimbursement***	0.34	0.74	0.78

Net Annual Fund Operating Expenses***	1.75	2.49	2.50

*	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see ‘Policies You Should Know About — Policies about transactions’) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
**	Restated and estimated to reflect the termination of the fixed rate administrative fee.
***	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.50% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses.

Scudder Aggressive Growth Fund    |    17

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Expenses, assuming you sold your shares at the end of each period

Class A shares	$743	$1,161	$1,605	$2,831

Class B shares	652	1,226	1,824	2,974

Class C shares	451	1,028	1,728	3,588

Expenses, assuming you kept your shares

Class A shares	$743	$1,161	$1,605	$2,831

Class B shares	252	926	1,624	2,974

Class C shares	351	1,028	1,728	3,588

18    |    Scudder Aggressive Growth Fund

	Class A	Class B	Class C

ticker symbol	KSCAX	KSCBX	KSCCX
fund number	004	204	304

Scudder Dynamic Growth Fund

The Fund’s Main Investment Strategy

The fund seeks maximum appreciation of investors’ capital. Under normal market conditions, the fund invests at least 65% of total assets in stocks whose market capitalizations are $8.5 billion or less.

In particular, the managers seek small to medium-sized companies that may benefit from technological advances, new marketing methods and economic and demographic changes. The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as medical technology, software and specialty retailing.

In managing the fund, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other characteristics.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Scudder Dynamic Growth Fund    |    19

OTHER INVESTMENTS While the fund invests mainly in US common stocks, it may invest up to 25% of total assets in foreign securities. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures and options, including sales of covered put and call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market (See “Secondary Risks” for more information).

Top-down analysis. The managers consider the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting its emphasis on a given industry. The fund also generally will sell securities of companies that have grown in market capitalization to above $8.5 billion, as necessary to keep focused on small and mid-size companies.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, one of the most important factors with this fund is how stocks perform — in this case, the small and mid-size company portion of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them. To the extent that it invests in small and/or mid-sized companies, the fund will be subject to increased risk because smaller company stocks tend to be more volatile than stocks of larger companies, in part because, among other things, smaller companies tend to be less established than larger companies, often have more limited product lines, and may depend more heavily upon a few key employees. In addition, the valuation of their stocks often depends on future expectations.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends

This fund is designed for investors who are interested in the growth potential of small and mid-size companies or who are interested in diversifying a large-cap growth portfolio.

20    |    Scudder Dynamic Growth Fund

associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the fund does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Other factors that could affect performance include:

■	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other factors

■	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

■	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary Risks” for more information).

Scudder Dynamic Growth Fund    |    21

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class B and C shares is May 31, 1994. Performance figures for periods prior to that date are based on the historical performance of the fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of Classes B and C.

On October 15, 2001, the fund changed its name from Scudder Small Capitalization Equity Fund to Scudder Dynamic Growth Fund. At the same time, the fund changed its investment strategy to invest at least 65% of total assets in companies whose market capitalizations are $8.5 billion or less. Previously, the fund invested at least 65% of total assets in small capitalization stocks similar in size to those comprising the Russell 2000 Index. Consequently, the fund’s performance prior to that date may have been different if the current investment strategy had been in place.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Dynamic Growth Fund

Annual Total Returns (%) as of 12/31 each year	Class A

2003 Total Return as of September 30: 30.97%

For the periods included in the bar chart:

Best Quarter: 32.09%, Q4 1999	Worst Quarter: -32.96%, Q3 2001

22    |    Scudder Dynamic Growth Fund

Average Annual Total Returns (%) as of 12/31/2002
	1 Year	5 Years	10 Years

Class A

Return before Taxes	-43.20	-14.48	-0.71

Return after Taxes on Distributions	-43.20	-15.79	-3.04

Return after Taxes on Distributions and Sale of Fund Shares	-26.52	-9.87	-0.24

Class B (Return before Taxes)	-42.33	-14.54	-1.26

Class C (Return before Taxes)	-40.72	-14.22	-1.09

Index (Reflects no deductions for fees, expenses or taxes)	-27.41	-1.82	6.71

Index: Russell Mid Cap Growth Index, an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Total returns from June 25, 2001 through June 25, 2002 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

Scudder Dynamic Growth Fund    |    23

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C

Shareholder Fees, paid directly from your investment

Maximum Cumulative Sales Charge (Load)	5.75%	4.00%	2.00%

Maximum Sales Charge (Load) Imposed on Purchases (% of offering price)	5.75	None	1.00

Maximum Contingent Deferred Sales Charge (Load) (% of redemption proceeds)	None *	4.00	1.00

Annual Operating Expenses, deducted from fund assets

Management Fee	0.61%	0.61%	0.61%

Distribution/Service (12b–1) Fee	0.23	0.98	1.00

Other Expenses**	0.72	1.74	1.81

Total Annual Operating Expenses**	1.56	3.33	3.42

Less Expense Waiver/Reimbursement***	0.00	0.83	0.90

Net Annual Fund Operating Expenses***	1.56	2.50	2.52

*	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see ‘Policies You Should Know About — Policies about transactions’) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.
**	Restated and estimated to reflect the termination of the fixed rate administrative fee.
***	Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.50% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses. With regard to Class A shares, assuming the management fee and 12b-1 distribution/service fees remain the same, the fee cap would have no effect on estimated annual fund operating expenses.

24    |    Scudder Dynamic Growth Fund

Based on the costs above (including, for Class B and Class C shares, one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Expenses, assuming you sold your shares at the end of each period

Class A shares	$725	$1,039	$1,376	$2,325

Class B shares	653	1,247	1,865	2,777

Class C shares	453	1,058	1,785	3,706

Expenses, assuming you kept your shares

Class A shares	$725	$1,039	$1,376	$2,325

Class B shares	253	947	1,665	2,777

Class C shares	353	1,058	1,785	3,706

Scudder Dynamic Growth Fund    |    25

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

■	Although major changes tend to be infrequent, the Boards of Scudder 21st Century Growth Fund, Scudder Aggressive Growth Fund and Scudder Dynamic Growth Fund could change that fund’s investment goal without seeking shareholder approval.

■	The funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

■	As a temporary defensive measure, each fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but while engaged in a temporary defensive position, a fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

■	Each fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose a fund to the effects of leverage, which could increase a fund’s exposure to the market and potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

26    |    Other Policies and Secondary Risks

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If a fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify a fund’s performance if it has a small asset base. A fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that a fund will be able to obtain proportionately larger IPO allocations.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Other Policies and Secondary Risks    |    27

Who Manages and Oversees the Funds

The investment advisor

Deutsche Investment Management Americas Inc. (‘DeIM’), which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

28    |    Who Manages and Oversees the Funds

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid

Scudder 21st Century Growth Fund	0.75%

Scudder Aggressive Growth Fund	0.70%	*

Scudder Dynamic Growth Fund	0.61%	*

*	For Scudder Aggressive Growth Fund and Scudder Dynamic Growth Fund, the fee is performance-based and payable at an annual rate of 0.65% of average daily net assets of each fund. The fee is then adjusted upward or downward by a maximum of 0.20% for Scudder Aggressive Growth Fund and 0.30% for Scudder Dynamic Growth Fund based upon the performance of each fund, as compared to the performance of the S&P 500 Index.

Who Manages and Oversees the Funds    |    29

The portfolio managers

The following people handle the day-to-day management of each fund.

Audrey M.T. Jones

CFA, Managing Director of Deutsche Asset Management and Lead Portfolio Manager of each fund.

■Joined Deutsche Asset Management in 1986.

■Portfolio manager with a primary focus on the credit sensitive, communications services, energy, process industries and transportation sectors.

■Over 30 years of investment industry experience.

■BBA, Lubin School of Business, Pace University.

■Joined the funds in 2002.

Doris R. Klug

CFA, Director of Deutsche Asset Management and Portfolio Manager of each fund.

■Joined Deutsche Asset Management in 2000.

■Portfolio manager with a primary focus on the consumer and capital goods sectors.

■Vice President of Mutual of America from 1993-2000.

■Over 21 years of financial industry experience.

■MBA, Stern School of Business, New York University.

■Joined the funds in 2002.

Samuel A. Dedio

Director of Deutsche Asset Management and Portfolio Manager of each fund.

■Joined Deutsche Asset Management in 1999 after eight years of experience, formerly serving as analyst at Ernst & Young, LLP, Evergreen Asset Management and Standard & Poor’s Corp.

■Portfolio manager for US small- and mid-cap equity and senior small cap analyst for technology.

■MS, Kogod School of Business, American University.

■Over 13 years of investment industry experience.

■Joined the funds in 2002.

30    |    Who Manages and Oversees the Funds

Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for Scudder 21st Century Growth Fund has been audited by PricewaterhouseCoopers LLP, independent accountants, and the information for Scudder Aggressive Growth Fund and Scudder Dynamic Growth Fund has been audited by Ernst & Young LLP, independent auditors, both of whose reports, along with each fund’s financial statements, are included in that fund’s annual report (see “Shareholder reports” on the last page).

Scudder 21st Century Growth Fund — Class A

Years Ended July 31,	2003	2002	2001	2000[a]

Selected Per Share Data

Net asset value, beginning of period	$10.46	$17.65	$27.24	$29.07

Income (loss) from investment operations:

Net investment income (loss)[b]	(.13)	(.18)	(.20)	(.06)

Net realized and unrealized gain (loss) on investment transactions	1.45	(7.01)	(8.19)	(1.77)

Total from investment operations	1.32	(7.19)	(8.39)	(1.83)

Less distributions from:

Net realized gains on investment transactions	—	—	(1.22)	—

Redemption fees	— ***	— ***	.02	—

Net asset value, end of period	$11.78	$10.46	$17.65	$27.24

Total Return (%)[c]	12.62	(40.74)	(31.54)[d]	(6.30	)d**

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	19	21	25	2

Ratio of expenses before expense reductions (%)	1.47	1.45	1.51[e]	2.10	*

Ratio of expenses after expense reductions (%)	1.47	1.45	1.46[e]	1.45	*

Ratio of net investment income (loss) (%)	(1.26)	(1.20)	(.99)	(.26	)**

Portfolio turnover rate (%)	92	83	111	135

[a]	For the period from May 1, 2000 (commencement of sales of Class A shares) to July 31, 2000.
[b]	Based on average shares outstanding during the period.
[c]	Total returns do not reflect the effect of any sales charges.
[d]	Total returns would have been lower had certain expenses not been reduced.
[e]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.50% and 1.46%, respectively.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Financial Highlights    |    31

Scudder 21st Century Growth Fund — Class B

Years Ended July 31,	2003	2002	2001	2000[a]

Selected Per Share Data

Net asset value, beginning of period	$10.28	$17.48	$27.19	$29.07

Income (loss) from investment operations:

Net investment income (loss)[b]	(.20)	(.29)	(.36)	(.12)

Net realized and unrealized gain (loss) on investment transactions	1.40	(6.91)	(8.15)	(1.76)

Total from investment operations	1.20	(7.20)	(8.51)	(1.88)

Less distributions from:

Net realized gains on investment transactions	—	—	(1.22)	—

Redemption fees	— ***	— ***	.02	—

Net asset value, end of period	$11.48	$10.28	$17.48	$27.19

Total Return (%)[c]	11.67	(41.19)	(32.09)[d]	(6.47	)d**

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	6	5	6	.69

Ratio of expenses before expense reductions (%)	2.27	2.26	2.39 [e]	3.19	*

Ratio of expenses after expense reductions (%)	2.27	2.26	2.25 [e]	2.20	*

Ratio of net investment income (loss) (%)	(2.06)	(2.01)	(1.79)	(.45	)**

Portfolio turnover rate (%)	92	83	111	135

[a]	For the period from May 1, 2000 (commencement of sales of Class B shares) to July 31, 2000.
[b]	Based on average shares outstanding during the period.
[c]	Total returns do not reflect the effect of any sales charges.
[d]	Total returns would have been lower had certain expenses not been reduced.
[e]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.35% and 2.25%, respectively.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

32    |    Financial Highlights

Scudder 21st Century Growth Fund — Class C

Years Ended July 31,	2003	2002	2001	2000[a]

Selected Per Share Data

Net asset value, beginning of period	$10.29	$17.48	$27.19	$29.07

Income (loss) from investment operations:

Net investment income (loss)[b]	(.20)	(.29)	(.34)	(.12)

Net realized and unrealized gain (loss) on investment transactions	1.40	(6.90)	(8.17)	(1.76)

Total from investment operations	1.20	(7.19)	(8.51)	(1.88)

Less distributions from:

Net realized gains on investment transactions	—	—	(1.22)	—

Redemption fees	— ***	— ***	.02	—

Net asset value, end of period	$11.49	$10.29	$17.48	$27.19

Total Return (%)[c]	11.66	(41.13)	(32.09)[d]	(6.47	)d**

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	5	4	6	.34

Ratio of expenses before expense reductions (%)	2.24	2.24	2.40[e]	3.66	*

Ratio of expenses after expense reductions (%)	2.24	2.24	2.25[e]	2.20	*

Ratio of net investment income (loss) (%)	(2.03)	(1.99)	(1.78)	(.45	)**

Portfolio turnover rate (%)	92	83	111	135

[a]	For the period from May 1, 2000 (commencement of sales of Class C shares) to July 31, 2000.
[b]	Based on average shares outstanding during the period.
[c]	Total returns do not reflect the effect of any sales charges.
[d]	Total returns would have been lower had certain expenses not been reduced.
[e]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.36% and 2.24%, respectively.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Financial Highlights    |    33

Scudder Aggressive Growth Fund — Class A

Years Ended September 30,	2003	2002	2001	2000	1999

Selected Per Share Data

Net asset value, beginning of period	$8.63	$11.34	$22.88	$15.42	$10.98

Income (loss) from investment operations:

Net investment income (loss)[a]	(.11)	(.08)	.04	(.00)[b]	(.11)

Net realized and unrealized gain (loss) on investment transactions	3.39	(2.63)	(11.41)	7.46	4.55

Total from investment operations	3.28	(2.71)	(11.37)	7.46	4.44

Less distributions from:

Net realized gains on investment transactions	—	—	(.17)	—	—

Net asset value, end of period	$11.91	$8.63	$11.34	$22.88	$15.42

Total Return (%)[c]	38.01	(23.90)	(49.95)	48.38	40.44 [d]

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	75	59	86	142	40

Ratio of expenses before expense reductions (%)	1.43	1.27	1.51 [e]	1.40	1.59

Ratio of expenses after expense reductions (%)	1.43	1.27	1.51 [e]	1.40	1.30

Ratio of net investment income (loss) (%)	(1.01)	(.62)	.21	(.01)	(.81)

Portfolio turnover rate (%)	124	41	44	101	125

[a]	Based on average shares outstanding during the period.
[b]	Less than $0.005 per share.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions was 1.47%.

34    |    Financial Highlights

Scudder Aggressive Growth Fund — Class B

Years Ended September 30,	2003	2002	2001	2000	1999

Selected Per Share Data

Net asset value, beginning of period	$8.20	$10.86	$22.14	$15.06	$10.83

Income (loss) from investment operations:

Net investment income (loss)[a]	(.18)	(.16)	(.12)	(.20)	(.24)

Net realized and unrealized gain (loss) on investment transactions	3.20	(2.50)	(10.99)	7.28	4.47

Total from investment operations	3.02	(2.66)	(11.11)	7.08	4.23

Less distributions from:

Net realized gains on investment transactions	—	—	(.17)	—	—

Net asset value, end of period	$11.22	$8.20	$10.86	$22.14	$15.06

Total Return (%)[b]	36.83	(24.49)	(50.45)	47.01	39.06[c]

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	42	36	55	98	28

Ratio of expenses before expense reductions (%)	2.22	2.08	2.48[d]	2.33	2.77

Ratio of expenses after expense reductions (%)	2.22	2.08	2.48[d]	2.32	2.17

Ratio of net investment income (loss) (%)	(1.80)	(1.43)	(.75)	(.95)	(1.68)

Portfolio turnover rate (%)	124	41	44	101	125

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions was 2.41%.

Financial Highlights    |    35

Scudder Aggressive Growth Fund — Class C

Years Ended September 30,	2003	2002	2001	2000	1999

Selected Per Share Data

Net asset value, beginning of period	$8.18	$10.83	$22.11	$15.06	$10.84

Income (loss) from investment operations:

Net investment income (loss)[a]	(.17)	(.16)	(.15)	(.22)	(.25)

Net realized and unrealized gain (loss) on investment transactions	3.19	(2.49)	(10.96)	7.27	4.47

Total from investment operations	3.02	(2.65)	(11.11)	7.05	4.22

Less distributions from:

Net realized gains on investment transactions	—	—	(.17)	—	—

Net asset value, end of period	$11.20	$8.18	$10.83	$22.11	$15.06

Total Return (%)[b]	36.92	(24.47)	(50.52)	46.81	38.93[c]

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	21	15	19	27	7

Ratio of expenses before expense reductions (%)	2.20	2.06	2.62[d]	2.44	2.96

Ratio of expenses after expense reductions (%)	2.20	2.06	2.62[d]	2.43	2.30

Ratio of net investment income (loss) (%)	(1.78)	(1.41)	(.92)	(1.05)	(1.81)

Portfolio turnover rate (%)	124	41	44	101	125

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions was 2.57%.

36    |    Financial Highlights

Scudder Dynamic Growth Fund — Class A

Years Ended September 30,	2003	2002	2001	2000	1999

Selected Per Share Data

Net asset value, beginning of period	$2.06	$3.02	$9.10	$6.12	$5.30

Income from investment operations:

Net investment income (loss)	(.02)[a]	(.02)[a]	(.03)	(.08)[a]	(.04)[a]

Net realized and unrealized gain (loss) on investment transactions	.92	(.94)	(4.73)	3.42	1.27

Total from investment operations	.90	(.96)	(4.76)	3.34	1.23

Less distributions from:

Net realized gains on investment transactions	—	—	(1.32)	(.36)	(.41)

Total distributions	—	—	(1.32)	(.36)	(.41)

Net asset value, end of period	$2.96	$2.06	$3.02	$9.10	$6.12

Total Return (%)[b]	43.69	(31.79)[c]	(57.42)[c]	55.94	23.91

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	217	168	325	821	565

Ratio of expenses before expense reductions (%)	1.23	1.08	1.14[d]	1.34	1.01

Ratio of expenses after expense reductions (%)	1.23	1.07	1.10[d]	1.33	1.01

Ratio of net investment income (loss) (%)	(.94)	(.74)	(.67)	(1.02)	(.64)

Portfolio turnover rate (%)	134	59	132	156	133

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2001 before and after expense reductions were 1.11% and 1.10%, respectively.

Financial Highlights    |    37

Scudder Dynamic Growth Fund — Class B

Years Ended September 30,	2003	2002	2001	2000	1999

Selected Per Share Data

Net asset value, beginning of period	$1.78	$2.65	$8.29	$5.67	$4.98

Income from investment operations:

Net investment income (loss)	(.04)[a]	(.04)[a]	(.08)	(.16)[a]	(.10)[a]

Net realized and unrealized gain (loss) on investment transactions	.80	(.83)	(4.24)	3.14	1.20

Total from investment operations	.76	(.87)	(4.32)	2.98	1.10

Less distributions from:

Net realized gains on investment transactions	—	—	(1.32)	(.36)	(.41)

Total distributions	—	—	(1.32)	(.36)	(.41)

Net asset value, end of period	$2.54	$1.78	$2.65	$8.29	$5.67

Total Return (%)[b]	42.70	(32.83)	(57.94)	53.95	22.78

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	35	31	63	186	136

Ratio of expenses before expense reductions (%)	2.13	2.01	2.26 [c]	2.51	2.28

Ratio of expenses after expense reductions (%)	2.13	2.01	2.25 [c]	2.50	2.28

Ratio of net investment income (loss) (%)	(1.84)	(1.68)	(1.82)	(2.19)	(1.91)

Portfolio turnover rate (%)	134	59	132	156	133

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2001 before and after expense reductions were 2.19% and 2.19%, respectively.

38    |    Financial Highlights

Scudder Dynamic Growth Fund — Class C

Years Ended September 30,	2003	2002	2001	2000	1999

Selected Per Share Data

Net asset value, beginning of period	$1.82	$2.70	$8.39	$5.71	$5.00

Income from investment operations:

Net investment income (loss)	(.04)[a]	(.04)[a]	(.06)	(.13)[a]	(.08)[a]

Net realized and unrealized gain (loss) on investment transactions	.82	(.84)	(4.31)	3.17	1.20

Total from investment operations	.78	(.88)	(4.37)	3.04	1.12

Less distributions from:

Net realized gains on investment transactions	—	—	(1.32)	(.36)	(.41)

Total distributions	—	—	(1.32)	(.36)	(.41)

Net asset value, end of period	$2.60	$1.82	$2.70	$8.39	$5.71

Total Return (%)[b]	42.86	(32.59)	(58.02)	55.38	23.10

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	11	8	11	21	10

Ratio of expenses before expense reductions (%)	2.05	1.91	1.97[c]	2.10	1.93

Ratio of expenses after expense reductions (%)	2.05	1.91	1.89[c]	2.10	1.93

Ratio of net investment income (loss) (%)	(1.76)	(1.58)	(1.46)	(1.79)	(1.56)

Portfolio turnover rate (%)	134	59	132	156	133

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2001 before and after expense reductions were 1.89% and 1.89%, respectively.

Financial Highlights    |    39

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

This prospectus offers three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. Scudder 21st Century Growth Fund offers other classes of shares separately through another prospectus. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

Because distribution (12b-1) fees for each class are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than other types of sales charges.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features	Points to help you compare

Class A ■Sales charges of up to 5.75%, charged when you buy shares ■In most cases, no charges when you sell shares ■Up to 0.25% annual service fee	■Some investors may be able to reduce or eliminate their sales charges; see next page ■Total annual operating expenses are lower than those for Class B or Class C

Class B

■No charges when you buy shares

■Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years

■Up to 0.75% annual distribution fee and 0.25% shareholder service fee

■The deferred sales charge rate falls to zero after six years ■Shares automatically convert to Class A after six years, which means lower annual expenses going forward

Class C

■Sales charge of 1.00%, charged when you buy shares

■Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year

■Up to 0.75% annual distribution fee and 0.25% shareholder service fee

■The deferred sales charge rate is lower, but your shares never convert to Class A, so annual expenses remain higher over the long term

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, each fund’s advisor may provide compensation to your financial advisor for distribution, administrative and promotional services.

Choosing a Share Class    |    41

Class A shares

Class A shares have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year.

Class A shares have an up-front sales charge that varies with the amount you invest:

Your investment	Front-end Sales Charge as a % of offering price*	Front-end Sales Charge as a % of your net investment

Up to $50,000	5.75%	6.10%

$50,000–$99,999	4.50	4.71

$100,000–$249,999	3.50	3.63

$250,000–$499,999	2.60	2.67

$500,000–$999,999	2.00	2.04

$1 million or more	See below and next page

*	The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

■	you plan to invest at least $50,000 over the next 24 months (“letter of intent”)

■	the amount of shares you already own (including shares in certain other funds) plus the amount you’re investing now is at least $50,000 (“cumulative discount”)

■	you are investing a total of $50,000 or more in several funds at once (“combined purchases”)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to ‘move’ your investment into a lower sales charge category in the table above, it’s generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial advisor.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

42    |    Choosing a Share Class

You may be able to buy Class A shares without sales charges when you are:

■	reinvesting dividends or distributions

■	investing through certain workplace retirement plans

■	participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

■	exchanging an investment in Class A shares of another fund for an investment in the fund unless the fund in which you are investing has a higher sales load, in which case you would typically be required to pay the difference

■	a current or former director or Trustee of the Deutsche or Scudder mutual funds

■	an employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor of any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them (“Large Order NAV Purchase Privilege”). This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Choosing a Share Class    |    43

Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to  Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike with Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell

First year	4.00%

Second or third year	3.00

Fourth or fifth year	2.00

Sixth year	1.00

Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Class B shares may make sense for longterm investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

44    |    Choosing a Share Class

Class C shares

Class C shares also have a 12b-1 plan under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those of Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares at any time, so they continue to have higher annual expenses.

Class C shares also have an up-front sales charge of 1.00%.

Front-end Sales Charge as a % of offering price*	Front-end Sales Charge as a % of your net investment

1.00%	1.01%

*	The offering price includes the sales charge.

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

■	Additional purchases of Class C shares made in an existing account and in the same fund(s) by existing Class C shareowners as of January 31, 2003;

■	Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

■	Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the advisor and/or the distributor;

■	Purchases of Class C shares through certain retirement plans which have entered into an agreement with the advisor and/or the distributor; and

■	Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the advisor and/or the distributor.

Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible for an up-front charge waiver.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren’t certain of their investment time horizon.

Choosing a Share Class    |    45

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell

First year	1.00%

Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Because Class C shares have an up-front sales charge and higher annual expenses, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

46    |    Choosing a Share Class

How to Buy Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments

$1,000 or more for regular accounts $500 or more for IRAs	$50 or more for regular accounts and IRA accounts $50 or more with an Automatic Investment Plan

Through a financial advisor ■Contact your advisor using the method that’s most convenient for you	■Contact your advisor using the method that’s most convenient for you

By mail or express mail (see below) ■Fill out and sign an application ■Send it to us at the appropriate address, along with an investment check

■Send a check made out to ‘Scudder Funds’ and a Scudder investment slip to us at the appropriate address below

■If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions

By wire ■Call (800) 621-1048 for instructions	■Call (800) 621-1048 for instructions

By phone Not available	■Call (800) 621-1048 for instructions

With an automatic investment plan Not available	■To set up regular investments from a bank checking account, call (800) 621-1048

On the Internet Not available	■Call (800) 621-1048 to establish Internet access ■Go to www.scudder.com and register ■Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356

Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Buy Shares    |    47

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares

$1,000 or more to open a new account ($500 for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 52

Through a financial advisor ■Contact your advisor by the method that’s most convenient for you	■Contact your advisor by the method that’s most convenient for you

By phone or wire ■Call (800) 621-1048 for instructions	■Call (800) 621-1048 for instructions

By mail, express mail or fax

(see previous page)

Write a letter that includes:

■the fund, class and account number you’re exchanging out of

■the dollar amount or number of shares you want to exchange

■the name and class of the fund you want to exchange into

■your name(s), signature(s) and address, as they appear on your account

■a daytime telephone number

Write a letter that includes:

■the fund, class and account number from which you want to sell shares

■the dollar amount or number of shares you want to sell

■your name(s), signature(s) and address, as they appear on your account

■a daytime telephone number

With an automatic exchange plan ■To set up regular exchanges from a fund account, call (800) 621-1048	Not available

With an automatic withdrawal plan Not available	■To set up regular cash payments from a fund account, call (800) 621-1048

On the Internet ■Call (800) 621-1048 to establish Internet access ■Go to www.scudder.com and register ■Follow the instructions for making on-line exchanges	■Call (800) 621-1048 to establish Internet access ■Go to www.scudder.com and register ■Follow the instructions for making on-line redemptions

48    |    How to Exchange or Sell Shares

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees that are separate from those charged by a fund.

In either case, keep in mind that the information in this prospectus applies only to each fund’s Class A, Class B and Class C shares. Certain funds have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048 or contact your financial institution.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to

Policies You Should Know About    |    49

identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through investment providers must be forwarded to the funds’ transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you’ll generally receive the dividend for the day on which your shares were sold.

50    |    Policies You Should Know About

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other funds, particularly when there appears to be a pattern of ‘market timing’ or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

Policies You Should Know About    |    51

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, generally including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you cannot get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares (less any initial sales charge) or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another fund don’t affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

52    |    Policies You Should Know About

There are certain cases in which you may be exempt from a CDSC. These include:

■	the death or disability of an account owner (including a joint owner)

■	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

■	withdrawals related to certain retirement or benefit plans

■	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

■	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the funds’ distributor, that the dealer waives the applicable commission

■	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that may apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the ‘reinstatement feature.’ With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To

Policies You Should Know About    |    53

take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your investment provider.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

54    |    Policies You Should Know About

How the funds calculate share price

To calculate net asset value per share or NAV, each share class uses the following equation:

TOTAL ASSETS – TOTAL LIABILITIES	=	NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A and Class C shares it will be adjusted to allow for any applicable sales charges (see “Choosing a Share Class”).

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see “Choosing a Share Class”).

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund’s Board which are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don’t price their shares.

Policies You Should Know About    |    55

Other rights we reserve

You should be aware that we may do any of the following:

■	withdraw or suspend the offering of shares at any time
■	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

■	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

■	refuse, cancel or rescind any purchase or exchange order, freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

■	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

■	close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice so you can either increase your balance or close your account (these policies don’t apply to most retirement accounts, or if you have an automatic investment plan, or to investors with $100,000 or more in Scudder fund shares, or in any case where a fall in share price created the low balance)

■	pay you for shares you sell by ‘redeeming in kind,’ that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; Scudder 21st Century Growth Fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

56    |    Policies You Should Know About

■	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

■	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Policies You Should Know About    |    57

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay dividends and distributions to its shareholders annually in November or December and if necessary may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

58    |    Understanding Distributions and Taxes

The tax status of a fund’s earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at capital gain rates:	Generally taxed at ordinary income rates:

Distributions from the fund ■gains from the sale of securities held by the fund for more than one year ■qualified dividend income	■gains from the sale of securities held by the fund for one year or less ■all other taxable income

Transactions involving fund shares ■gains from selling fund shares held for more than one year	■gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding taxes. In that case, a fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income will be taxed in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, the fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. Capital gains realized before May 6, 2003 will not qualify for the reduced rates. For more information, see the Statement of Additional Information, under “Taxes.”

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of

Understanding Distributions and Taxes    |    59

dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund pays a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

60    |    Understanding Distributions and Taxes

To Get More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments

222 South Riverside Plaza

Chicago, IL 60606-5808

www.scudder.com

(800) 621-1048

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

SEC

Public Reference Section

Washington, D.C. 20549-0102

www.sec.gov

(202) 942-8090

SEC File Numbers:
Scudder 21st Century Growth Fund	811-2021
Scudder Aggressive Growth Fund	811-07855
Scudder Dynamic Growth Fund	811-1702

Printed on recycled paper.    (12/1/03) SSAGF1-1

                            SCUDDER SECURITIES TRUST

                        Scudder 21st Century Growth Fund
                      Class A, Class B, Class C and Class I

                         SCUDDER AGGRESSIVE GROWTH FUND
                      Class A, Class B, Class C and Class I

                           SCUDDER DYNAMIC GROWTH FUND
                      Class A, Class B, Class C and Class I

                       STATEMENT OF ADDITIONAL INFORMATION
                                December 1, 2003

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for Class A, B, C and I shares of Scudder 21st Century Growth Fund (a "Fund"), a series of Scudder
Securities Trust (a "Trust"), Scudder Aggressive Growth Fund and Scudder Dynamic
Growth Fund (each a "Fund," collectively with 21st Century Growth Fund the
"Funds," and each a "Trust," and collectively with Scudder Securities Trust the
"Trusts"), dated December 1, 2003, as amended from time to time, copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222
South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained, and is available along with other materials on the Securities and Exchange Commission's
Internet Web site (http://www.sec.gov).

The financial statements that are part of the Annual Reports to Shareholders of each Fund, dated July 31, 2003 for Scudder 21st Century Growth Fund and
September 30, 2003 for Scudder Aggressive Growth Fund and Scudder Dynamic Growth
Fund are incorporated by reference herein and are deemed to be part of this
Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                                                            Page
                                                                            ----

                                        i

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund (except Aggressive Growth Fund) has elected to be classified as a diversified series of an open-end management investment company. A diversified
Fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Aggressive Growth Fund has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified Fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers.
While not limited by the Investment Company Act of 1940, as amended, (the "1940
Act") as to the proportion of its assets that it may invest in obligations of a single issuer, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, (the "Code") for qualification as a regulated investment company.

As a matter of fundamental policy, each Fund may not:

(1)  borrow money, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)  issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)  concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)  engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)  purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;

(6)  purchase physical commodities or contracts relating to physical commodities; or

(7)  make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act, as amended, and the rules thereunder and as used in this Statement of Additional
Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Trustees of each Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund's affairs. These represent intentions of the Trustees based upon current circumstances. Such

                                        1

non-fundamental policies may be changed or amended by the Trustees of each Trust without prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(a)  borrow money in an amount greater than 5% of its total assets (1/3 of total assets for Aggressive Growth Fund) except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

(b)  enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)  purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v)
     that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d)  purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e)  enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f)  purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(g)  lend portfolio securities in an amount greater than 5% of its total assets
     (1/3 of total assets for Aggressive Growth and Dynamic Growth); and

(h)  for Aggressive Growth Fund and Dynamic Growth Fund only, invest more than
     15% of net assets in illiquid securities.

(i)  for Scudder 21st Century Growth Fund only, acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company
     Act of 1940.

Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the
Fund's net assets, valued at the time of the transaction, would be invested in such securities.

Each Fund may engage in short sales against-the-box, although it is each Fund's current intention that no more than 5% of its net assets will be at risk.

To meet federal tax requirements for qualification as a regulated investment company, the Fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities (other than US Government securities or securities of a regulated investment company) of a single issuer, and (2) at least 50% of its total assets is represented by cash, government securities, securities of other regulated investment companies, and other securities of any issuer that does not represent more than 5% of the Fund's assets or more than 10% of the issuer's voting securities.

21st Century Growth Fund has no current intention of investing more than 20% of its net assets in foreign securities.

                                        2

Master/feeder Fund Structure. The Board of Trustees of a Trust has the
discretion to retain the current distribution arrangement for a fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets through a master/feeder fund structure. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                                        3

Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest, without limit, in cash and cash equivalents, U.S. government securities, money market instruments (rated in the two highest categories by Moody's
Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Service, a
division of the McGraw-Hill Companies, Inc. ("S&P")) and high grade debt securities without equity features (rated Aaa, Aa or A by Moody's or AAA, AA or
A by S&P, or, if unrated, are deemed by the Advisor to be of equivalent quality). In such a case, a Fund would not be pursuing, and may not achieve, its investment objective.

                       INVESTMENT POLICIES AND TECHNIQUES

Scudder Aggressive Growth Fund, Scudder Dynamic Growth Fund and Scudder 21st
Century Growth Fund, a series of Scudder Securities Trust, are each open-end management investment companies which continuously offer and redeem shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund.

Scudder Aggressive Growth Fund offers the following classes of shares: Class A,
Class B, Class C and Class I. Scudder Dynamic Growth Fund offers the following classes of shares: Class A, Class B, Class C and Class I. Scudder 21st Century
Growth Fund offers the following classes of shares: Class AARP, Class S, Class
A, Class B, Class C and Class I shares. Only Class A, Class B, Class C and Class
I shares of each Fund are offered herein. Each class has its own important features and policies.

General Investment Objective and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund's portfolio assets. The
Advisor may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all Funds advised by it.
Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets.
Certain practices, techniques or instruments may not be principal activities of a Fund, but, to the extent employed, could from time to time have a material impact on a Fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Fund's applicable prospectus.

Although a Fund does not concentrate its investments in any one industry, each
Fund's exposure to issuers with above-average potential for growth may, from time to time, result in exposure to one or more related industries in the same market sector, such as the technology sector. A sector is made up of numerous industries. If a Fund has significant exposure to a market sector, factors affecting issuers in that sector may have a greater effect on the Fund than if it had not had exposure to in that sector.

Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While a Fund's
Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund's volatility and the risk of loss in a declining market. Borrowing by a
Fund will involve special risk considerations. Although the principal of a
Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the

                                        4

business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income)
with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including
Liquid Yield Option Notes ("LYONs"(TM)).

Debt Securities. When the Advisor believes that it is appropriate to do so in order to achieve a Fund's objectives, a Fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. A Fund may purchase "investment-grade" bonds, rated Aaa, Aa, A or Baa by Moody's or AAA,
AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities,

                                        5

but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Depositary Receipts. A Fund may invest in sponsored or unsponsored American
Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and
other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored
Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored
Depositary Receipts are not obligated to disclose material information in the
United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary
Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary
Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Fund's investment policies, a Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S.
dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs.
However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.
Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.

A fund will segregate cash, U.S. Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions.

Dollar rolls may be treated for purposes of the Investment Company Act of 1940, as amended, as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a fund.
For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll

                                        6

may be worth less than an identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Foreign Currencies. Because investments in foreign securities will usually involve currencies of foreign countries, and because a fund may hold foreign currencies and forward foreign currency exchange contracts ("forward contracts"), futures contracts and options on futures contracts on foreign currencies, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs in connection with conversions between various currencies.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock in yen remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the
"spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts
(or options thereon) to purchase or sell foreign currencies. (See "Strategic
Transactions and Derivatives" below.)

Foreign Securities. Investments in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock
Exchange, Inc. (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than in the US and at times, volatility of price can be greater than in the US. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a fund due to subsequent declines in value of the portfolio security or, if a fund has entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on US exchanges, although a fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, a fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the US. It may be more difficult for a fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

                                        7

In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries.
Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security;
and (4) the nature of the security and the nature of the market for the security
(i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell.

                                        8

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund's portfolio as the fund's assets increase (and thus have a more limited effect on a fund's performance).

Interfund Borrowing and Lending Program. Each Fund has received exemptive relief from the Securities and Exchange Commission (the "SEC"), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, such borrowings will comply with each
Fund's non-fundamental policies.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR
Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P
MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

                                        9

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The
Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific
Morgan Stanley Capital International Index.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an
Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which Deutsche Investment Management Americas Inc. (the "Advisor") acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the
"Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940
Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other
Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund's ability to manage Uninvested Cash.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a
Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. A fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers or other financial institutions, and are required to be secured continuously by collateral in cash or liquid assets, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. A fund has the right to call a loan and obtain the securities loaned on five days' notice or, in connection with securities trading on foreign markets, within such longer period of time, which coincides, with the normal settlement period for purchases and sales of such securities in such foreign markets. During the existence of a loan, a fund will continue to receive the equivalent of any distributions paid by the issuer on the securities loaned and will also receive compensation based on investment of the collateral. The risks in lending securities, as with other extensions of secured credit, consist of possible delay in recovery and a loss of rights in the collateral should the borrower of the securities fail financially. Loans may be made only to firms deemed

                                       10

by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which the fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S.
Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest.
As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not

                                       11

function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in
REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.
Changes in interest rates may also affect the value of a fund's investment in
REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act, as amended. By investing in
REITs indirectly through the fund, a shareholder will bear not only his or her proportionate share of the expenses of the fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements, subject to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser
(i.e., a fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.
Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by that fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the
Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, that fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the

                                       12

Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to that fund of the sale to a third party are less than the repurchase price. However, if the market value
(including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield and may be viewed as a form of leverage.

Commercial Paper. Subject to its investment objectives and policies, a fund may invest in commercial paper issued by major corporations under the 1933 Act in reliance on the exemption from registration afforded by Section 3(a)(3) thereof.
Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section
4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section
4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a fund's Board , if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt and erratic movements at times, due to limited trading volumes and less publicly available information. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.
Such investments can provide a greater potential for profit or loss than an

                                       13

equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis.
The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. A fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include municipal securities, securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the "corpus") of the US Treasury security.
A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS(TM)") and
Certificate of Accrual on Treasuries ("CATS(TM)"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve
Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a fund, most likely will be deemed the beneficial holder of the underlying US Government securities. A fund intends to adhere to the current SEC staff position that privately stripped obligations should not be considered US Government securities for the purpose of determining if a fund is
"diversified" under the 1940 Act.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the Treasury Department, is known as "STRIPS" or "Separate Trading of Registered
Interest and Principal of Securities." Under the STRIPS program, a fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

                                       14

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash)
payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells.

Strategic Transactions and Derivatives

A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, certain Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the
Advisor's ability to predict pertinent market movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic
Transactions will not be used to alter fundamental investment purposes and characteristics of the fund, and the fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential

                                       15

financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic
Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic
Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

                                       16

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. A fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A fund will engage in OTC option transactions only with U.S.
government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from
Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the
SEC currently takes the position that OTC options purchased by the fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a fund's income. The sale of put options can also provide income.

A fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities)
and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be "covered"
(i.e., the fund must own the securities or futures contract subject to the call)
or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help protect it against loss, a call sold by a fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

A fund may purchase and sell put options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities)
and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A fund will not sell put options if, as a result, more than 50% of a fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price.

                                       17

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as hedges against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange
Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).
Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A fund may engage in currency transactions with
Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set

                                       18

at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which the fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark, the fund holds securities denominated in schillings, and the Advisor believes that the value of schillings will decline against the US dollar, the Advisor may enter into a commitment or option to sell deutschemarks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Euro. The implementation of the Euro may result in uncertainties for European securities and the operation of a fund. The Euro was introduced on January 1,
1999 by eleven member countries of the European Economic and Monetary Union
(EMU). Implementation of the Euro requires the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments which

                                       19

would not otherwise occur. Additional questions are raised by the fact that certain other European Community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999. The Advisor is working to address euro-related issues as they occur and has been notified that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a fund's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities in general.

Eurodollar Instruments. A fund may make investments in Eurodollar instruments.
Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the
U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv)
the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

                                       20

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in
addition to other requirements, require that the fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise
"covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires the fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the fund to buy or sell currency will generally require the fund to hold an amount of that currency or liquid assets denominated in that currency equal to the fund's obligations or to segregate cash or liquid assets equal to the amount of a fund's obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic
Transactions. For example, a fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating cash or liquid assets if the fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

                                       21

                             MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management ("DeAM") and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the
"Advisor"). DeIM, which is part of DeAM, is the investment advisor for each
Fund. Under the supervision of the Board of Trustees of each Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. The
Funds' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of
Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset
Management Investment Services Ltd., Deutsche Bank Trust Company Americas and
Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public.
In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance
Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper
Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder
changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder
Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K.
operations (known as Threadneedle Investments), was acquired by Deutsche Bank
AG.

The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.

Pursuant to the present investment management agreements (the "Agreements") with each Fund, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The principal source of the Advisor's income is professional fees received from providing continuous investment advice. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

                                       22

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the
Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies.
In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The current Agreement for 21st Century Growth Fund, dated April 5, 2002, was last approved by the Trustees on August 12, 2003. The current Agreements for
Aggressive Growth Fund and Dynamic Growth Fund, each dated April 5, 2002, were last approved by the Trustees on September 26, 2003. Each Agreement continues in effect until September 30, 2004 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the
Trust ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of each Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management for each Fund's portfolio consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to each Trust's Declaration of Trust, By-Laws, the 1940
Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the
Board of Trustees of each Trust may from time to time establish. The Advisor also advises and assists the officers of each Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Under each Fund's Agreement, the Advisor also renders administrative services
(not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Funds' transfer agent, pricing agents,
Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each
Funds' federal, state and local tax returns; preparing and filing each Funds'
federal excise tax returns; assisting with investor and public relations matters; monitoring the

                                       23

valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Funds' books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Funds' operating budget; processing the payment of each Funds' bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each
Fund in the conduct of its business, subject to the direction and control of the
Trustees.

Pursuant to a sub-administrator agreement between the Advisor and State Street
Bank and Trust Company, ("SSB") the Advisor has delegated certain administrative functions to SSB under the investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

The Advisor pays the compensation and expenses of all Trustees, officers and executive employees of a fund affiliated with the Advisor and makes available, without expense to the Fund, the services of such Trustees, officers and employees of the Advisor as may duly be elected officers or Trustees of the
Fund, subject to their individual consent to serve and to any limitations imposed by law.

Each fund is managed by a team of investment professionals, each of whom plays an important role in a fund's management process. Team members work together to develop investment strategies and select securities for a fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The
Advisor and its affiliates believe that this team approach benefits fund investors by bringing together many disciplines and leveraging the Advisor's extensive resources. Team members with primary responsibility for management of the funds, as well as team members who have other ongoing management responsibilities for each fund, are identified in each fund's prospectus, as of the date of the fund's prospectus. Composition of the team may change over time, and fund shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

21st Century Growth Fund pays the Advisor an advisory fee at the annual rate of
0.75% for the first $500 million of average daily net assets, 0.70% on the next
$500 million of net assets, and 0.65% on net assets over $1 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income. For the period October 2, 2000 through December
29, 2000, the Advisor and certain of its subsidiaries voluntarily maintained the annualized expenses of Class A, Class B and Class C shares at 1.45%, 2.20% and
2.20%, respectively.

Prior to October 2, 2000, 21st Century Growth Fund paid the Advisor an annual fee equal to 1.00% of the Fund's average daily net assets, payable monthly, provided the Fund made such interim payments as were requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the period May 1, 2000 through October 1, 2000, the Advisor and certain of its subsidiaries voluntarily maintained the annualized expenses of
Class A, Class B, and Class C shares at 1.45%, 2.20% and 2.20%, respectively.

Aggressive Growth Fund and Dynamic Growth Fund each pay a base annual advisory fee, payable monthly, at the annual rate of 0.65% of the average daily net assets of the Fund. This base fee is subject to upward or downward adjustment on the basis of the investment performance of the Class A shares of the Fund compared with the performance of the Standard & Poor's(TM) 500 Stock Index (the
"Index") as described herein. After the effect of the

                                       24

adjustment, the management fee rate for the Aggressive Growth Fund may range between 0.45% and 0.85% and the management fee rate for the Dynamic Growth Fund may range between 0.35% and 0.95%.

Aggressive Growth Fund, will pay an additional monthly fee at an annual rate of
0.02% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the Class A shares of the Fund exceeds that of the Index for the immediately preceding twelve months; provided that such additional monthly fee shall not exceed 1/12 of 0.20% of the average daily net assets. Conversely, the compensation payable by Aggressive Growth Fund will be reduced by an annual rate of 0.02% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the
Class A shares of the Fund falls below that of the Index, provided that such reduction in the monthly fee shall not exceed 1/12 of 0.20% of the average net assets. The total adjusted fee on an annual basis can range from 0.45% to 0.85%
of average daily net assets.

Aggressive Growth Fund's investment performance during any twelve month period is measured by the percentage difference between (a) the opening net asset value of one Class A share of the Fund and (b) the sum of the closing net asset value of one Class A share of the Fund plus the value of any income and capital gain dividends on such share during the period treated as if reinvested in Class A shares of the Fund at the time of distribution. The performance of the Index is measured by the percentage change in the Index between the beginning and the end of the twelve month period with cash distributions on the securities which comprise the Index being treated as reinvested in the Index at the end of each month following the payment of the dividend. Each monthly calculation of the incentive portion of the fee may be illustrated as follows: if over the preceding twelve month period the Aggressive Growth Fund's adjusted net asset value applicable to one Class A share went from $10.00 to $11.50 (15%
appreciation), and the Index, after adjustment, went from 100 to 104 (or only
4%), the entire incentive compensation would have been earned by the Advisor. On the other hand, if the Index rose from 100 to 115 (15%), no incentive fee would have been payable. A rise in the Index from 100 to 125 (25%) would have resulted in the minimum monthly fee of 1/12 of 0.45%. Since the computation is not cumulative from year to year, an additional management fee may be payable with respect to a particular year, although the Aggressive Growth Fund's performance over some longer period of time may be less favorable than that of the Index.
Conversely, a lower management fee may be payable in a year in which the performance of the Fund's Class A shares is less favorable than that of the
Index, although the performance of the Fund's Class A shares over a longer period of time might be better than that of the Index.

Dynamic Growth Fund will pay an additional monthly fee at an annual rate of
0.05% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the Class A shares of the Fund exceeds that of the Index for the immediately preceding twelve months; provided that such additional monthly fee shall not exceed 1/12 of 0.30% of the average daily net assets. Conversely, the compensation payable by Dynamic Growth Fund will be reduced by an annual rate of 0.05% of such average daily net assets for each percentage point (fractions to be prorated) by which the performance of the
Class A shares of the Fund falls below that of the Index, provided that such reduction in the monthly fee shall not exceed 1/12 of 0.30% of the average net assets. The total adjusted fee on an annual basis can range from 0.35% to 0.95%
of average daily net assets.

Dynamic Growth Fund's investment performance during any twelve month period is measured by the percentage difference between (a) the opening net asset value of one Class A share of the Fund and (b) the sum of the closing net asset value of one Class A share of the Fund plus the value of any income and capital gain dividends on such share during the period treated as if reinvested in Class A shares of the Fund at the time of distribution. The performance of the Index is measured by the percentage change in the Index between the beginning and the end of the twelve month period with cash distributions on the securities which comprise the Index being treated as reinvested in the Index at the end of each month following the payment of the dividend. Each monthly calculation of the incentive portion of the fee may be illustrated as follows: if over the preceding twelve month period Dynamic Growth Fund's adjusted net asset value applicable to one Class A share went from $10.00 to $11.00 (10% appreciation), and the Index, after adjustment, went from 100 to 104 (or only 4%), the entire incentive compensation would have been earned by the Advisor. On the other hand, if the Index rose from 100 to 110 (10%), no incentive fee would have been payable. A rise in the Index from 100 to 116 (16%) would have resulted in the minimum monthly fee of 1/12 of 0.35%. Since the computation is not cumulative from year to year, an additional management fee may be payable with respect to a particular year, although the Dynamic Growth Fund's performance over some longer period of time may be less favorable than that of the Index. Conversely, a lower management fee may be

                                       25

payable in a year in which the performance of the Fund's Class A shares is less favorable than that of the Index, although the performance of the Fund's Class A shares over a longer period of time might be better than that of the Index.

The advisory fees paid by each Fund for its last three fiscal years, and the amount waived or reimbursed during its most recent fiscal year, are shown in the table below.

                                                                             $ Amount of
                                                                      Reimbursement or Waiver
Fund                        Fiscal 2003   Fiscal 2002   Fiscal 2001       for Fiscal 2003
-------------------------   -----------   -----------   -----------   -----------------------
21st Century Growth Fund*    $1,161,021    $1,962,334    $2,759,156               $0
Aggressive Growth Fund**     $  623,013    $  909,874    $1,265,863               $0
Dynamic Growth Fund**        $  919,531    $1,830,986    $3,719,656               $0

*    Fiscal year end for 21st Century Growth Fund is July 31.

**   Fiscal year end for Aggressive Growth Fund and Dynamic Growth Fund is
     September 30.

Under its Agreement, each Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders'
inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and
Trustees of the applicable Fund with respect thereto.

The Agreement for 21st Century Growth Fund identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder,"
"Scudder Investments" and "Scudder, Stevens and Clark, Inc." (together, the
"Scudder Marks"). Under this license, Scudder Securities Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services. The term "Scudder Investments" is the designation given to the services provided by Deutsche Investment Management
Americas Inc. and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of each Trust who are not "interested persons" of the Advisor are represented by independent counsel at a Fund's expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

                                       26

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Trustees of a Fund may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The term "Scudder Investments" is the designation given to the services provided by the Advisor and its affiliates to the Scudder Family of Funds.

Board Considerations in connection with the Annual Renewal of the Investment
Management Agreement for Scudder 21st Century Growth Fund.

As noted above, the Trustees approved the continuation of the Fund's current investment management agreement in August 2003. In connection with their deliberations, the Trustees considered such information and factors as they believed, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Fund. The factors considered by the
Trustees included, among others, the nature, quality and extent of services provided by the Advisor to the Fund; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups; the Advisor's profitability from managing the Fund and other investment companies managed by the Advisor before marketing expenses paid by the Advisor; and possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Fund. In assessing the possible financial and other benefits to the Advisor and its affiliates, the benefits considered by the Trustees included research services available to the
Advisor by reason of brokerage business generated by the Fund.

The Trustees requested and received extensive information from the Advisor in connection with their consideration of the factors cited above. The Trustees met privately with their independent legal counsel on several occasions to review this information, and requested and received additional information on a range of topics. In conducting their review, the Trustees also considered the
Advisor's recent acquisition by Deutsche Bank AG, including the possible effects of this transaction and the resulting organizational changes on the utility of certain historic information regarding the Fund and the Advisor. To the extent they deemed it relevant, the

                                       27

Trustees also considered the extensive materials they had requested and received in connection with their consideration of Deutsche Bank AG's recent acquisition of the Advisor

Board Considerations in Connection with the Annual Renewal of Investment
Management Agreements for Scudder Aggressive Growth Fund and Scudder Dynamic
Growth Fund

The Board of Trustees approved the renewal of each Fund's advisory contract on
September 26, 2003. As part of the annual contract review process, commencing in
July, 2003, the Board, as a whole, the Independent Trustees, separately, and each Fund's Equity Oversight Committee met on several occasions to consider the renewal of each Fund's investment management agreement. The Equity Oversight
Committee initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committee presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee's findings and recommendations and presented their recommendations to the full Board. At a meeting on September 26, 2003, the Board concluded that the terms of the investment management agreements for each Fund are fair and reasonable and the continuance of each agreement is in the best interest of each Fund.

In connection with their meetings, the Equity Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the
Advisor; (ii) the management fees, expense ratios and asset sizes of the Funds relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of the Funds, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Funds relative to appropriate peer groups and one or a combination of market indices; (v) fall-out benefits to the Advisor from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of the Advisor; and (vi) the potential benefits to the
Advisor, the Funds and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

Investment Performance. The Board reviewed each Fund's investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, the Board has requested the
Advisor to identify Scudder funds whose performance ranks in the lowest quartile of their peer group ("Focus Funds") and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

                                       28

Fees and Expenses. The Board considered each Fund's management fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds, including information about the effect of the unitary fee structure under the administration agreement and expense limitation commitments from the Advisor.

Profitability. The Board considered the level of the Advisor's profits with respect to the management of each Fund, including a review of the Advisor's methodology in allocating its costs to the management of the Funds. The Board considered the profits realized by the Advisor in connection with the operation of each Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Board also considered the Advisor's overall profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of each Fund and whether the Fund has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Fund.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the
Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates, including the receipt of research through the use of soft dollars.

Administrative Agreements

Effective June 25, 2001 for Scudder Aggressive Growth Fund and Scudder Dynamic
Growth Fund and December 29, 2000 for 21st Century Growth Fund, and in each case until September 30, 2003, each Fund operated under an administrative services agreement with the Advisor (the "Administrative Agreement") pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the
Advisor under its investment management agreement with each Fund, as described above) in exchange for the payment by the Fund of an administrative services fee
(the "Administrative Fee") for Class S and Class AARP of 0.45% of the average daily net assets of the applicable class. One effect of this arrangement was to make each Fund's expense ratio more predictable.

21st Century Growth Fund: For the fiscal year ended July 31, 2003, the
Administrative Fees aggregated $96,006, $26,049, $20,905 and $1,156 for Class A,
B, C and I shares, respectively, of which $8,716, $2,572, $2,123 and $193 for
Class A, B, C and I, respectively, was unpaid as of July 31, 2003. For the fiscal year ended July 31, 2002, the Administrative Fees aggregated $131,362,
$36,412, $27,873 and $8 for Class A, B, C and I shares, respectively. For the period December 29, 2000 through July 31, 2001 the Administrative Fees aggregated $57,579, $16,245 and $13,469 for Class A, B and C shares, respectively.

Aggressive Growth Fund: For the fiscal year ended September 30, 2003, the
Administrative Fees aggregated $321,656, $208,720, $90,446 and $2,191 for Class
A, B, C and I shares, respectively, of which $35,007, $20,800 and $9,465 Class
A, B and C, respectively, was unpaid as of September 30, 2003. For the fiscal year ended September 30, 2002, the Administrative Fees aggregated $422,600,
$294,238, $101,085 and $4,685 for Class A, B, C and I shares, respectively. For the period June 25, 2001 through

                                       29

September 30, 2001, the Administrative Fees aggregated $134,951, $96,039 and
$29,911 for Class A, B and C shares, respectively.

Dynamic Growth Fund: For the fiscal year ended September 30, 2003, the
Administrative Fees aggregated $708,345, $170,957, $38,340 and $1,889 for Class
A, B, C and I shares, respectively, of which $74,502, $12,838, $3,556 and $754 for Class A, B, C and I respectively, was unpaid as of September 30, 2003. For the fiscal year ended September 30, 2002, the Administrative Fees aggregated
$1,103,394, $294,831, $47,355 and $6,505 for Class A, B, C and I shares, respectively. For the FY ended September 30, 2002, the Advisor waived 0.015% of the Administrative Fee for Class A shares of Dynamic Growth Fund. For the period
June 25, 2001 through September 30, 2001, the Administrative Fees aggregated
$419,636, $117,643, $15,133 and $2,518 for Class A, B, C and I shares, respectively.

The Administrative Agreement terminated on September 30, 2003. With the termination of the Administrative Agreement, certain expenses that were borne by the Advisor under the Administrative Agreement, such as transfer agent and custodian fees, are now borne directly by shareholders. Effective October 1,
2003 through September 30, 2005, however, the Advisor has agreed to contractually waive a portion of its fees and/or reimburse the Fund as described in the prospectus.

AMA InvestmentLink(SM) Program

For 21st Century Growth Fund only: Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the
"AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by
AMA members in Scudder funds in connection with

                                       30

the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions,
Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA
Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA
InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a
service mark of AMA Solutions, Inc.

Codes of Ethics

The Trusts, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of
Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the
Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS

Principal Underwriter and Administrator

Pursuant to an Underwriting and Distribution Services Agreement ("Distribution
Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza,
Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B, Class C and
Class I shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. The Distribution Agreement for 21st Century Growth Fund,
dated April 5, 2002, was last approved by the Trustees on August 12, 2003. The
Distribution Agreements for Aggressive Growth Fund and Dynamic Growth Fund,
dated April 5, 2002, were last approved by the Trustees on September 26, 2003.

Each Distribution Agreement had an initial term ending September 30, 2002 and continues from year to year so long as its continuance is approved for each class at least annually by a vote of the Board of Trustees of each Fund, including the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement. Each
Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each Fund or by
SDI upon 60 days' notice. Termination by a Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the
Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Distribution Agreement.
The provisions concerning continuation, amendment and termination of a
Distribution Agreement are on a series by series and class-by-class basis.

SDI bears all of its expenses of providing services pursuant to the Distribution
Agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchases" in the section "Purchase and
Redemption of Shares," SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Funds'
shares. SDI receives no compensation from the Funds as principal underwriter for
Class A shares. SDI receives compensation from the Funds as principal underwriter for Class B and Class C shares.

                                       31

Shareholder and administrative services are provided to each Fund on behalf of
Class A, Class B and Class C shareholders under a Shareholder Services Agreement
(the "Services Agreement") with SDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for a Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by a Fund or by SDI upon 60 days' notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the
Fund and who have no direct or indirect financial interest in the Services
Agreement, or (ii) a "majority of the outstanding voting securities" of the
Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the
Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, SDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in a Fund. Typically, SDI appoints firms that provide services and facilities for their customers or clients who are investors in a
Fund. Firms appointed by SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a
Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

SDI bears all of its expenses of providing those services pursuant to the
Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under "Rule 12b-1 Plans," below, SDI receives compensation from the Funds' Class A, B and C shares for its services under the Services
Agreement.

Rule 12b-1 Plans.

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a
"Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its
Class A, B and C shareholders under each Fund's Services Agreement with SDI.
Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares include advertising and literature, prospectus printing for prospective investors, marketing and sales expenses, miscellaneous expenses and interest expenses. A portion of the marketing and sales and operating expenses could be considered overhead expenses.

The Rule 12b-1 distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule
12b-1 service plans provide compensation to SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Rule 12b-1 Plan may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the
Services Agreement is approved and reviewed separately for the Class A shares,
Class B shares and Class C shares in accordance with Rule 12b-1.

                                       32

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms.
Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred.

Distribution Services. For its services under the Distribution Agreement, SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its
Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from each
Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of
Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by SDI or the applicable Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Shareholder Services. For its services under the Services Agreement, SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of that Fund.

With respect to Class A Shares of a Fund, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares of a
Fund, commencing with the month after investment. With respect to Class B and
Class C Shares of a Fund, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of SDI.
In addition SDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of up to
0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon
Fund assets in accounts for which there is no firm of record (other than SDI)
listed on a Fund's records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all
Fund assets in the future.

Certain trustees or officers of the Funds are also directors or officers of the
Advisor or SDI, as indicated under "Officers and Trustees."

Prior to the implementation of the Rule 12b-1 Plan, the administrative service fees were paid by each Fund under an administrative services agreement as set forth below:

21st Century Growth Fund: For the fiscal year ended July 31, 2003, the Fund paid administrative service fees of $96,006, $26,049, $20,905 and $11,156 for Class
A, B, C and I shares, respectively. For the fiscal year ended July 31, 2002, the
Fund paid administrative service fees of $37,692, $9,654 and $7,521

                                       33

for Class A, B and C shares, respectively.

Aggressive Growth Fund: For the fiscal year ended September 30, 2003, the Fund paid administrative service fees of $321,656, $208,720, $90,446 and $2,191 for
Class A, B, C and I shares, respectively. For the fiscal year ended September
30, 2002, the Fund paid administrative service fees of $280,411, $202,611 and
$61,106 for Class A, B and C shares, respectively.

Dynamic Growth Fund: For the fiscal year ended September 30, 2003, the Fund paid administrative service fees of $708,345, $170,957, $38,340 and $1,889 for Class
A, B, C and I shares, respectively. For the fiscal year ended September 30,
2002, the Fund paid administrative service fees of $1,234,158, $272,309 and
$36,657 for Class A, B and C shares, respectively.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

                                       34

                                       35

----------------------------------------------------------------------------------------
                                    Compensation to Underwriter and Firms
                                     for Fiscal Year Ended July 31, 2003
----------------------------------------------------------------------------------------
                                                         Contingent
                                         Compensation     Deferred      Compensation
                           12b-1 Fees      Retained     Sales Charge   Paid by SDI to
Fund                       Paid to SDI      by SDI       Paid to SDI       Firms
------------------------   -----------   ------------   ------------   --------------
21st Century Growth Fund
Class A                    $48,076       $    0         $     0        $48,304
Class B                    $48,801       $3,536         $15,587        $45,265
Class C                    $41,179       $5,295         $    98        $35,884

----------------------------------------------------------------------------------------
                                      Other Distribution Expenses Paid
                             by Underwriter for Fiscal Year Ended July 31, 2003
----------------------------------------------------------------------------------------

                           Advertising                 Marketing      Misc.
                               and       Prospectus   and Sales-    Operating   Interest
Fund                       Literature     Printing     Expenses     Expenses     Expense
------------------------   -----------   ----------   ----------   ----------   --------
21st Century Growth Fund
Class A                    N/A           N/A          N/A          N/A          N/A
Class B                    $ 8,978       $497         $3,149       $548         $21,627
Class C                    $11,529       $593         $4,226       $636         $     0

---------------------------------------------------------------------------------------
                                      Compensation to Underwriter and Firms
                                    for Fiscal Year Ended September 30, 2003
---------------------------------------------------------------------------------------
                                                        Contingent
                                        Compensation     Deferred      Compensation
                         Fees Paid to     Retained     Sales Charge   Paid by SDI to
Fund                          SDI          by SDI       Paid to SDI        Firms
----------------------   ------------   ------------   ------------   --------------
Aggressive Growth Fund
Class A                  $156,475       $     0        $  9,480       $156,971
Class B                  $386,431       $47,787        $138,150       $337,644
Class C                  $177,581       $14,442        $    924       $163,139

Dynamic Growth Fund
Class A                  $442,659       $     0        $     28       $446,362
Class B                  $319,519       $69,360        $ 61,122       $250,179
Class C                  $ 90,182       $ 7,177        $    243       $ 83,005

-------------------------------------------------------------------------------------
                                      Other Distribution Expenses Paid
                          by Underwriter for Fiscal Year Ended September 30, 2003
-------------------------------------------------------------------------------------

                         Advertising                 Marketing     Misc.
                             and       Prospectus   and Sales-   Operating   Interest
Fund                      Literature    Printing     Expenses     Expenses    Expense
----------------------   -----------   ----------   ----------   ---------   --------
Aggressive Growth Fund
Class A                  N/A           N/A          N/A          N/A         N/A
Class B                  $49,655       $2,139       $18,484      $ 1,828     $155,912
Class C                  $32,616       $1,371       $12,200      $11,214     $      0

Dynamic Growth Fund
Class A                  N/A           N/A          N/A          N/A         N/A
Class B                  $33,817       $1,398       $12,559      $1,296      $4,008
Class C                  $14,574       $  590       $ 5,647      $  518      $    0

                                       36

The following table shows the aggregate amount of underwriting commissions paid to SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by SDI.

                                          Aggregate      Aggregate          Aggregate           Aggregate
                                            Sales       Commissions      Commissions Paid      Commissions
Fund                       Fiscal Year   Commissions   Paid to Firms   to Affiliated Firms   Retained by SDI
------------------------   -----------   -----------   -------------   -------------------   ---------------
21st Century Growth Fund      2003         $ 15,000       $ 12,000           $     0             $ 3,000
                              2002         $ 19,000       $ 14,000           $     0             $ 5,000
                              2001*        $ 11,031       $      0           $     0             $11,031

Aggressive Growth Fund        2003         $ 61,000       $ 52,000           $ 1,000             $ 8,000
                              2002         $121,000       $ 98,000           $ 7,000             $16,000
                              2001         $276,000       $192,000           $37,000             $47,000

Dynamic Growth Fund           2003         $ 79,000       $ 65,000           $ 3,000             $11,000
                              2002         $127,000       $102,000           $ 9,000             $16,000
                              2001         $319,000       $229,000           $21,000             $69,000

*    For the period May 1, 2000 (commencement of Class A, B and C shares)
     through fiscal year ended July 31, 2001.

Certain trustees or officers of the Funds are also directors or officers of the
Advisor or SDI, as indicated under "Officers and Trustees."

                                       37

Independent Accountants and Reports to Shareholders

The financial highlights of 21st Century Growth Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this
Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal
Street, Boston, MA 02110, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                                       38

Independent Auditors and Reports to Shareholders

The financial highlights of Aggressive Growth Fund and Dynamic Growth Fund included in the Funds' prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200
Clarendon Street, Boston, MA 02116, independent auditors, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to 21st Century Growth Fund and its Independent Trustees.

Vedder, Price, Kaufman and Kammholz, P.C., 222 North LaSalle Street, Chicago,
Illinois 60601, serves as legal counsel to Aggressive Growth Fund and Dynamic
Growth Fund and their Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston,
Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds.

21st Century Growth Fund pays SFAC an annual fee equal to 0.0250% of the first
$150 million of average daily net assets, 0.0075% of such assets in excess of
$150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

From August 1, 2000 to December 29, 2000, for 21st Century Growth Fund, SFAC
imposed fees amounting to $38,945. From December 29, 2000 through September 30,
2003, the costs of fund accounting were borne by the Advisor in accordance with the Administrative Agreement.

Pursuant to a sub-accounting agreement between SFAC and State Street Bank and
Trust Company ("SSB"), SFAC has delegated certain fund accounting functions to
SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by SFAC, not by the Funds.

Currently, SFAC receives no fee for its services to Aggressive Growth Fund and
Dynamic Growth Fund; however, subject to Board approval, some time in the future, SFAC may seek payment for its services under this agreement.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company (the "Custodian" or "SSB"), 225 Franklin
Street, Boston, Massachusetts 02110, as custodian for each Fund has custody of all securities and cash of each Fund. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund.

SSB is also Aggressive Growth Fund's and Dynamic Growth Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with SSB, Scudder
Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri
64105-2005, an affiliate of the Advisor, serves as "Shareholder Service Agent"
of each Fund and, as such, performs all of SSB's duties as transfer agent and dividend paying agent. SSB receives as transfer agent, and pays to SISC as follows: annual account fees of $10.00 ($18.00 for retirement accounts) plus account set up charges, transaction and maintenance charges, an asset based fee of 0.08% and out-of-pocket reimbursement.

                                       39

Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City,
Missouri 64105-2005, an affiliate of the Advisor, is 21st Century Growth Fund's transfer agent, dividend-paying agent and shareholder service agent for the
Fund's Class A, B, C and I shares. Prior to the implementation of the
Administrative Agreement, SISC received as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc.
("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Funds.

From December 29, 2000 for 21st Century Growth Fund and June 25, 2001 for
Aggressive Growth Fund and Dynamic Growth Fund through September 30, 2003, the costs of sub-transfer and sub-accounting services were borne by the Advisor pursuant to the Administrative Agreement.

21st Century Growth Fund: For the period August 1, 2000 through December 29,
2000, the amount charged to Class A, B and C shares by SISC aggregated $14,929,
$5,801 and $4,532, respectively, a portion of which was not imposed at July 31,
2001. The amount imposed for the period was $8,217, $1,548 and $1,076, respectively.

Aggressive Growth Fund: For the period October 1, 2000 through June 24, 2001, the amount charged to Class A, B and C shares by SISC aggregated $471,175,
$412,640 and $140,795, respectively.

Dynamic Growth Fund: For the period October 1, 2000 through June 24, 2001, the amount charged to Class A, B, C and I shares by SISC aggregated $887,364,
$450,584, $10,027 and $8,479, respectively.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

                                       40

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

Orders for the purchase and sale of portfolio securities, including allocations of brokerage, may be placed by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or a Fund. The term "research services", may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor in exchange for the direction by the Advisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the
Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

When selecting a broker-dealer to effect portfolio transactions on behalf of a
Fund, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the
Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that each of the Funds will benefit by the direction of orders of the Funds to broker-dealers in consideration of those broker-dealers' sales of the
Scudder-branded, open-end funds in general.

21st Century Growth Fund: For the fiscal period ended July 31, 2001 and the fiscal years ended July 31, 2002 and July 31, 2003, the Fund paid aggregate brokerage commissions of $206,209, $443,878 and $787,501.

Aggressive Growth Fund: For the fiscal years ended September 30, 2001, September
30, 2002 and September 30, 2003, the Fund paid aggregate brokerage commissions of $126,521, $141,143 and $538,134.

Dynamic Growth Fund: For the fiscal years ended September 30, 2001, September
30, 2002 and September 30, 2003, the Fund paid aggregate brokerage commissions of $1,102,382, $638,169 and $150,851.

For the fiscal year ended July 31, 2003:

                             Percentage of        Percentage of         Dollar Amount of    Dollar Amount of
                           Commissions Paid   Transactions Involving    Commissions Paid      Transactions
                             to Affiliated      Commissions Paid to      to Brokers for      Allocated for
Name of Fund                    Brokers         Affiliated Brokers     Research Services   Research Services
------------------------   ----------------   ----------------------   -----------------   -----------------
21st Century Growth Fund          0%                    0%                  $223,062         $247,216,496

For the fiscal year ended September 30, 2003:

                             Percentage of        Percentage of         Dollar Amount of    Dollar Amount of
                           Commissions Paid   Transactions Involving    Commissions Paid      Transactions
                             to Affiliated      Commissions Paid to      to Brokers for      Allocated for
Name of Fund                    Brokers         Affiliated Brokers     Research Services   Research Services
------------------------   ----------------   ----------------------   -----------------   -----------------
Aggressive Growth Fund            0%                    0%                  $ 79,114         $ 76,377,039

Dynamic Growth Fund               0%                    0%                  $369,960         $333,139,350

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

21st Century Growth Fund: For the fiscal years ended July 31, 2003 and July 31,
2002, the Fund's portfolio turnover rate was 92% and 83%, respectively.

Aggressive Growth Fund: For the fiscal years ended September 30, 2003 and
September 30, 2002, the Fund's portfolio turnover rate was 124% and 41%, respectively.

Dynamic Growth Fund: For the fiscal years ended September 30, 2003 and September
30, 2002, the Fund's portfolio turnover rate was 134% and 59%, respectively.

The increase in portfolio turnover rates for the most recent fiscal year was due to the general market conditions and increased volatility.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of a Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

The quarterly subminimum account policy applies to all accounts in a household.
In addition, the fee will not apply to accounts enrolled in an automatic investment program, IRAs or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service
Agent.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees.
Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent, Scudder Investments Service Company (the
"Transfer Agent"), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service
Agent for record-keeping and other expenses relating to

                                       41

these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a
Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through
QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and
QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

..    Traditional, Roth and Education IRAs. This includes Savings Incentive Match
     Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee
     Pension Plan ("SEP") IRA accounts and prototype documents.

..    403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

..    Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request.
Additional fees and transaction policies and procedures may apply to such plans.
Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. A Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Each Fund may waive the minimum for purchases by trustees, directors, officers or employees of a Fund or the Advisor and its affiliates.

                                       42

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder
Investments Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv)
the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus,
SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other Funds underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. Scudder
Distributors, Inc. ("SDI") may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase
Privilege and one of the three following compensation schedules up to the following amounts:

Compensation Schedule #1/(1)/                   Compensation Schedule #2/(2)/    Compensation Schedule #3/(2)(3)/
------------------------------                 -------------------------------   --------------------------------
                                    As a                              As a                               As a
                                 Percentage                        Percentage                         Percentage
Amount of                          of Net          Amount of         of Net           Amount of         of Net
Shares Sold                      Asset Value      Shares Sold      Asset Value       Shares Sold      Asset Value
------------------------------   -----------   -----------------   -----------    ----------------   ------------
$1 million to $5 million            1.00%      Under $15 million      0.75%       Over $15 million   0.25% - 0.50%
Over $5 million to $50 million      0.50%             --                --               --                --
Over $50 million                    0.25%             --                --               --                --

/(1)/ The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through Scudder Investments Service
     Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined
     Purchases," including purchases pursuant to the "Combined Purchases,"
     "Letter of Intent" and "Cumulative Discount" features referred to above.

/(2)/ Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The
     Compensation Schedule will be determined based on the value of the conversion assets. Conversion from "Compensation Schedule #2" to
     "Compensation Schedule #3" is not an automatic process. Plans whose assets grow beyond $15 million will convert to Compensation Schedule 3 after being re-underwritten. When a plan's assets grow to exceed $15 million, the Plan
     Sponsor may request to be re-underwritten by contacting their Client
     Relationship Manager to discuss a conversion to Compensation Schedule #3.

/(3)/ Compensation Schedule 3 is based on individual plan underwriting criteria.
     In most cases, the investment dealers are compensated at a rate of 0.25%.
     However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff the number of non-Scudder funds the plan chooses and the per participant record keeping fee, can increase the fee paid up to 0.50%.

                                       43

The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to
Class C shares maintained and serviced by the firm. SDI is compensated by the
Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                            Sales Charge
                                    -------------------------------------------------------------
                                                                               Allowed to Dealers
                                    As a Percentage of    As a Percentage      as a Percentage of
Amount of Purchase                    Offering Price     of Net Asset Value*     Offering Price
---------------------------------   ------------------   -------------------   ------------------
Less than $50,000                          5.75%                6.10%                  5.20%
$50,000 but less than $100,000             4.50                 4.71                   4.00
$100,000 but less than $250,000            3.50                 3.63                   3.00
$250,000 but less than $500,000            2.60                 2.67                   2.25
$500,000 but less than $1 million          2.00                 2.04                   1.75
$1 million and over                         .00**                .00**                  ***

*    Rounded to the nearest one-hundredth percent.

**   Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***  Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)  a current or former director or trustee of Deutsche or Scudder Mutual
     Funds;

(b)  an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the Funds;

(c)  registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of a Fund, for themselves or their spouses or dependent children;

                                       44

(d)  certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50%
     of the amount of Class A shares purchased;

(e)  any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(f)  persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(g)  persons who purchase shares of a Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(h)  selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(i)  unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates,
     Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(j)  through certain investment advisors registered under the Investment
     Advisors Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a
     Fund;

(k)  (1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans"), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees; (2) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section
     403(b)(7) which is not sponsored by a K-12 school district, provided that the amount invested in Class A shares of the Fund or other Scudder Funds totals at least $1,000,000, including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount"
     features referred to below (collectively, the "Large Order NAV Purchase
     Privilege"); or (3) if you are investing $1 million or more, either as a lump sum or through the Large Order NAV Purchase Privilege (if no other net asset value purchase privilege applies); and

(l)  in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements; and

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et
al. v. Kemper Short-Term Global Income Fund, et al., Case

                                       45

No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin
Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of
(1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

Combined Purchases. A Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount
features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service
Agent may include: (a) Money Market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of
Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by
SDI. The Letter, which imposes no obligation to purchase or sell additional
Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the
Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial advisor. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit

                                       46

plans using the Flex subaccount recordkeeping system.

The following provisions apply to the sale of Class A, Class B and Class C
Shares to Flex Plans. Class B Shares will not be sold to Flex Plans established on the Flex subaccount recordkeeping system after October 1, 2003. Orders for
Class B Shares or Class C Shares for Flex Plans (not including plans under Code
Section 403 (b)(7) sponsored by a K-12 school district) established on the Flex subaccount recordkeeping system prior to October 1, 2002 will be invested instead in Class A Shares at net asset value when the combined subaccount value in a Fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of
Intent" and "Cumulative Discount" features described below. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase Class B Shares or Class C Shares until October
1, 2005. Flex Plans set-up on the Flex subaccount recordkeeping system after
October 1, 2002 will automatically begin purchasing Class A shares at net asset value once the plan's eligible assets reach $1 million. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class
A Shares.

Class C Purchases. Class C shares are offered at net asset value with an up-front sales charge of 1.00%. Class C shares are also subject to a contingent deferred sales charge and a Rule 12b-1 distribution and services fee.

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

     .    Additional purchases of Class C shares made in an existing account and in the same fund(s) by existing Class C shareowners as of January 31,
          2003;

     .    Exchanges of Class C shares made in an existing account by current
          Class C shareowners as of January 31, 2003;

     .    Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the Advisor and/or the
          Distributor;

     .    Purchases of Class C shares through certain retirement plans which have entered into an agreement with the Advisor and/or the
          Distributor; and

     .    Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the Advisor and/or the Distributor.

Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible for a sales charge waiver.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor. That determination must be

                                       47

made by investors with the assistance of their financial advisor. Orders for
Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans (not including plans under Code Section 403 (b)(7) sponsored by a K-12 school district) using the subaccount record keeping system made available through the Shareholder Service Agent ("Flex Plans") will be invested instead in
Class A shares at net asset value where the combined subaccount value in a Fund or other Scudder Funds is in excess of $1 million for Class B shares or $5 million for Class C shares including purchases pursuant to the "Combined
Purchases," "Letter of Intent" and "Cumulative Discount." Plans set-up on the
Flex recordkeeping system after October 1, 2002 will automatically begin purchasing Class A shares at NAV once the plan's assets reach $1 million. The current level for automatic Class A share purchases is $5 million. Flex plans with Class B or C shares assets between $1 and $5 million may continue to purchase Class B or C shares until October 1, 2005. After October 1, 2005, all plans with assets over $1 million must begin purchasing Class A shares.

Purchase of Class I Shares. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment value, will typically be higher for Class I shares than for Class A, Class B, or Class
C shares.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit
Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of the
Advisor and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in a Fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a Fund on behalf of each trust; (5) policy holders under
Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a Fund; and (6) investment companies managed by the Advisor that invest primarily in other investment companies. Class I shares currently are available for purchase only from Scudder Distributors, Inc. ("SDI"), principal underwriter for the Fund, and, in the case of category (4) above, selected dealers authorized by SDI.

Automatic Investment Plan. A shareholder may purchase additional shares of a
Fund through an automatic investment program. With the Direct Deposit Purchase
Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll
Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer
Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

                                       48

Redemptions

Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the
Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service
Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved.
A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

                                       49

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of
$10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional
$1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the
$1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership.
Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year's charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)  redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)  redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder
     Service Agent;

(c)  redemption of shares of a shareholder (including a registered joint owner)
     who has died;

(d)  redemption of shares of a shareholder (including a registered joint owner)
     who after purchase of the shares being redeemed becomes totally disabled
     (as evidenced by a determination by the federal Social Security
     Administration);

(e)  redemptions under a Fund's Automatic Withdrawal Plan at a maximum of 12%
     per year of the net asset value of the account; and

(f)  redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)  for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in the Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)  for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(i)  in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in a Fund), (3) in connection with distributions qualifying

                                       50

     under the hardship provisions of the Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)  redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)  redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash
Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are
available on exchange but only through a financial services firm having a services agreement with SDI. You may exchange from the following money market funds into the same class of a Scudder fund, if available, at net asset value, subject to the conditions detailed in each fund's prospectus: Cash Management
Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund
Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash
Management Fund Institutional, Cash Reserves Fund Institutional and Treasury
Money Fund Institutional.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder
Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a
Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the
Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the
15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a
Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another

                                       51

such Scudder Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

                                    DIVIDENDS

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value)
will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C
Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.   To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.   To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See "Combined Purchases" for a listing of such other Funds. To use this privilege of investing dividends of a Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of
$1,000 in a Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests in writing that a check be issued for that particular distribution.

                                       52

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In
January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Federal Taxation. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the
Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii)
not more than 25% of the value of its assets is invested in the securities
(other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.
Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income.
Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make

                                       53

substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98%
of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year.
Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income.
Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from
"qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10%
and 15% rate brackets -- for taxable years beginning on or before December 31,
2008. Capital gains realized before May 6, 2003 will not qualify for the reduced rate.

In order for some portion of the dividends received by a Fund shareholder to be
"qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United
States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United
States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the
Fund's shares. Only qualified dividend income received by the Fund after
December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be

                                       54

treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Dividends from domestic corporations may comprise a substantial part of each
Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of such fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than
50% of the value of each Fund's total assets will consist of securities issued by foreign corporations, the Funds will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by a Fund in certain
"passive foreign investment companies" ("PFICs") could potentially subject the
Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax.
For example, the Fund may elect to treat a PFIC as a "qualified electing fund"
(a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings
"to the market" as though it had sold and repurchased its holdings in those
PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous

                                       55

to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Other Tax Considerations. A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund's income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses.
These rules could therefore affect the amount, timing and character of distributions to investors.

The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat U.S.
withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that
Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.
Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                                       56

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the
Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr.
Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq")
system or another over-the-counter ("OTC") market is valued at its Nasdaq
Official Closing Price ("NOCP") on Nasdaq or its most recent sale price on such other OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the
Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the bid prices), if available, and otherwise at the average of most recent bid quotation or evaluated prices, if applicable, on the value date, obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange.
Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts
(and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile
Exchange, closing settlement times are prior to the close of trading on the New
York Stock Exchange.

                                       57

For stock index futures contracts which trade on the Chicago Mercantile
Exchange, closing settlement prices are normally available at approximately 4:20
Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation
Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's
Pricing Committee.

                              OFFICERS AND TRUSTEES

Scudder Securities Trust -- Scudder 21st Century Growth Fund

The following table presents certain information regarding the Independent
Trustees of each Trust as of October 1, 2003. Each Trustee's age as of October
1, 2003 is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director/Trustee is c/o Deutsche
Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The
term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Because each Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of each Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Age, Position(s)                                                             Number of Funds
Held with the Fund and       Principal Occupation(s) During Past 5 Years and       in Fund Complex
Length of Time Served/1/     Other Directorships Held                              Overseen
--------------------------------------------------------------------------------------------------
Henry P. Becton, Jr. (59)    President, WGBH Educational Foundation.                     48
Trustee, 1990-present        Directorships: Becton Dickinson and Company
                             (medical technology company); The A.H. Belo Company
                             (media company); Concord Academy; Boston Museum of
                             Science; Public Radio International. Former
                             Directorship American Public Television; New
                             England Aquarium; Mass Corporation for Educational
                             Telecommunications; Committee for Economic
                             Development; Public Broadcasting Service
--------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (56)     President, Driscoll Associates (consulting firm);           48
Trustee, 1987-present        Executive Fellow, Center for Business Ethics,
                             Bentley College; formerly, Partner, Palmer & Dodge
                             (1988-1990); Vice President of Corporate Affairs
                             and General Counsel, Filene's (1978-1988).

                                       58

Name, Age, Position(s)                                                             Number of Funds
Held with the Fund and       Principal Occupation(s) During Past 5 Years and       in Fund Complex
Length of Time Served/1/     Other Directorships Held                              Overseen
--------------------------------------------------------------------------------------------------
                             Directorships: CRS Technology (technology service
                             company); Advisory Board, Center for Business
                             Ethics, Bentley College; Board of Governors,
                             Investment Company Institute; former Chairman, ICI
                             Directors Services Committee
--------------------------------------------------------------------------------------------------
Keith R. Fox (49)            Managing Partner, Exeter Capital Partners (private           48
Trustee, 1996-present        equity funds). Directorships: Facts on File (school
                             and library publisher); Progressive Holding
                             Corporation (kitchen importer and distributor);
                             Cloverleaf Transportation Inc. (trucking); K-Media,
                             Inc. (broadcasting); Natural History, Inc.
                             (magazine publisher); National Association of Small
                             Business Investment Companies (trade association)
--------------------------------------------------------------------------------------------------
Louis E. Levy (70)           Retired. Formerly, Chairman of the Quality Control           48
Trustee, 2002-present        Inquiry Committee, American Institute of Certified
                             Public Accountants (1992-1998); Partner, KPMG LLP
                             (1958-1990). Directorships: Household International
                             (banking and finance); ISI Family of Funds
                             (registered investment companies; 4 funds
                             overseen); Kimberly-Clark Corporation (personal
                             consumer products)
--------------------------------------------------------------------------------------------------
Jean Gleason Stromberg       Retired. Formerly, Consultant (1997-2001);                   48
(59) Trustee, 1999-present   Director, US General Accounting Office (1996-1997);
                             Partner, Fulbright & Jaworski, L.L.P. (law firm)
                             (1978-1996). Directorships: The William and Flora
                             Hewlett Foundation; Service Source, Inc.
--------------------------------------------------------------------------------------------------
Jean C. Tempel (60)          Managing Partner, First Light Capital (venture               48
Trustee, 1994-present        capital group) (2000-present); formerly, Special
                             Limited Partner, TL Ventures (venture capital fund)
                             (1996-1998); General Partner, TL Ventures
                             (1994-1996); President and Chief Operating Officer,
                             Safeguard Scientifics, Inc. (public technology
                             business incubator company) (1991-1993).
                             Directorships: Sonesta International Hotels, Inc.;
                             Aberdeen Group (technology research); The
                             Reference, Inc. (IT consulting for financial
                             services); United Way of Mass Bay. Trusteeships:
                             Connecticut College, Chair, Finance Committee;
                             Northeastern University, Chair, Funds and Endowment
                             Committee
--------------------------------------------------------------------------------------------------
Carl W. Vogt (67)            Senior Partner, Fulbright & Jaworski, L.L.P. (law            48
                             firm);

                                       59

Name, Age, Position(s)                                                             Number of Funds
Held with the Fund and       Principal Occupation(s) During Past 5 Years and       in Fund Complex
Length of Time Served/1/     Other Directorships Held                              Overseen
--------------------------------------------------------------------------------------------------
Trustee, 2002-present        formerly, President (interim) of Williams
                             College (1999-2000); President, certain funds in
                             the Deutsche Asset Management Family of Funds
                             (formerly, Flag Investors Family of Funds)
                             (registered investment companies) (1999-2000).
                             Directorships: Yellow Corporation (trucking);
                             American Science & Engineering (x-ray detection
                             equipment); ISI Family of Funds (registered
                             investment companies, 4 funds overseen); National
                             Railroad Passenger Corporation (Amtrak); formerly,
                             Chairman and Member, National Transportation Safety
                             Board
--------------------------------------------------------------------------------------------------

Interested Trustee and Officers

Name, Age, Position(s)                                                             Number of Funds
Held with the Fund and       Principal Occupation(s) During Past 5 Years and       in Fund Complex
Length of Time Served/1/     Other Directorships Held                              Overseen
--------------------------------------------------------------------------------------------------
Richard T. Hale/2/,/3/       Managing Director, Deutsche Investment Management           201
(58) Chairman and Trustee,   Americas Inc (2003 to present); Managing Director,
2002-present, and            Deutsche Bank Securities Inc. (formerly Deutsche
President, 2003-present      Banc Alex. Brown Inc.) and Deutsche Asset
                             Management (1999 to present); Director and
                             President, Investment Company Capital Corp.
                             (registered investment advisor) (1996 to present);
                             Director, Deutsche Global Funds, Ltd. (2000 to
                             present), CABEI Fund (2000 to present), North
                             American Income Fund (2000 to present) (registered
                             investment companies); Director, Scudder Global
                             Opportunities Fund (since 2003); Director/Officer
                             Deutsche/Scudder Mutual Funds (various dates);
                             President, Montgomery Street Income Securities,
                             Inc. (2002 to present) (registered investment
                             companies); Vice President, Deutsche Asset
                             Management, Inc. (2000 to present); formerly,
                             Director, ISI Family of Funds (registered
                             investment companies; 4 funds overseen) (1992-1999)
--------------------------------------------------------------------------------------------------
Daniel O. Hirsch/3/ (49)     Managing Director, Deutsche Asset Management                n/a
Vice President and           (2002-present) and Director, Deutsche Global Funds
Assistant Secretary,         Ltd. (2002-present); formerly, Director, Deutsche
2002-present                 Asset Management (1999-2002); Principal, BT Alex.
                             Brown Incorporated (now Deutsche Bank Securities
                             Inc.) (1998-1999); Assistant General Counsel,
                             United States Securities and Exchange Commission
                             (1993-1998)
--------------------------------------------------------------------------------------------------
John Millette/4/ (40)        Director, Deutsche Asset Management                         n/a
Vice President and
Secretary, 1999-present
--------------------------------------------------------------------------------------------------
Kenneth Murphy (39) Vice     Vice President, Deutsche Asset Management                   n/a
President, 2002-             (2000-present); formerly, Director, John Hancock
                             Signature Services

                                       60

Name, Age, Position(s)                                                             Number of Funds
Held with the Fund and       Principal Occupation(s) During Past 5 Years and       in Fund Complex
Length of Time Served/1/     Other Directorships Held                              Overseen
--------------------------------------------------------------------------------------------------
                             (1992-2000); Senior Manager, Prudential Mutual Fund
                             Services (1987-1992)
--------------------------------------------------------------------------------------------------
Charles A. Rizzo/4/ (45)     Director, Deutsche Asset Management (April                  n/a
Treasurer, 2002-present      2000-present). Formerly, Vice President and
                             Department Head, BT Alex. Brown Incorporated (now
                             Deutsche Bank Securities Inc.) (1998-1999); Senior
                             Manager, Coopers & Lybrand L.L.P. (now
                             PricewaterhouseCoopers LLP) (1993-1998)
--------------------------------------------------------------------------------------------------
Caroline Pearson/4/ (41)     Managing Director, Deutsche Asset Management                n/a
Assistant Secretary,
1997-present
--------------------------------------------------------------------------------------------------
Kathleen Sullivan            Director, Deutsche Asset Management                         n/a
D'Eramo/4/ (46) Assistant
Treasurer, 2003-present
--------------------------------------------------------------------------------------------------
Salvatore Schiavone/4/       Director, Deutsche Asset Management.                        n/a
(37) Assistant Treasurer,
2003-present
--------------------------------------------------------------------------------------------------
Lucinda Stebbins/4/ (57)     Director, Deutsche Asset Management.                        n/a
Assistant Treasurer,
2003-present
--------------------------------------------------------------------------------------------------
James Fenger/4/ (43) Vice    Managing Director of Deutsche Asset Management              n/a
President, 1998-present
--------------------------------------------------------------------------------------------------
Audrey Jones/4/ (57) Vice    Managing Director of Deutsche Asset Management              n/a
President, 2002-present
--------------------------------------------------------------------------------------------------

/1/  Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the
     Officer(s) of

                                       61

     the Trust, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

/2/  As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Funds within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the Funds.

/3/  Address: One South Street, Baltimore, Maryland

/4/  Address: Two International Place, Boston, Massachusetts

Trustees' and Officers' Roles with Principal Underwriter: Scudder Distributors,
Inc.

Kenneth Murphy: Vice President

Caroline Pearson: Secretary

Trustees' Responsibilities. The officers of each Trust manage each Fund's day-to-day operations under the direction of the Trusts' Board of Trustees. The primary responsibility of the Board of Trustees is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund.
Currently, seven of the Board's members are Independent Trustees; that is, they are not "interested persons" (as defined in the 1940 Act) of the Trust or the
Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements.
In 2002, the Trustees conducted over 36 meetings to deal with fund issues
(including regular and special board and committee meetings). These meetings were held over the course of 24 different days. In addition, various Trustees participated as members of the Board's Valuation Committee throughout the year.
Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the
Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the
Advisory Group on Best Practices for Fund Directors. For example, the
Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The
Trustees are also assisted in this regard by the Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund's management

                                       62

contracts, please refer to "Management of the Funds -- Board Considerations in
Connection with Annual Renewal of Investment Management Agreements."

Board Committees. The Fund's board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Funds, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy
(Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Trust's
Audit Committee held three meetings during each Fund's last calendar year.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on
Independent Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair),
Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W.
Vogt. The Trust's Committee on Independent Trustees held eleven meetings during each Fund's last calendar year.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the
Fund's securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full
Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Richard T. Hale. The Alternate Valuation Committee members are Henry P.
Becton, Jr., Dawn-Marie Driscoll, Jean Gleason Stromberg and Jean C. Tempel. The
Trust's Valuation Committee held seven meetings during each Fund's last calendar year.

Investment Oversight Committee: The Board has established two Investment
Oversight Committees, one focusing on funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on funds primarily investing in fixed income securities (the "Fixed Income Oversight
Committee"). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds' investment strategies and investment performance. The members of the Equity Oversight Committee are
Henry P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox,
Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight
Committee held four meetings during calendar year 2002.

Shareholder Servicing Committee: The Shareholder Servicing Committee reviews and reports to the Board on matters relating to the quality, type and level of services provided to fund shareholders and the quality of type of distribution-related services provided to the funds. The members of the
Shareholder Servicing Committee are Keith R. Fox (Co-Chair), Jean C. Tempel
(Co-Chair), Henry P. Becton, Jr., Dawn-Marie Driscoll, Louis E. Levy, Jean
Gleason Stromberg, and Carl W. Vogt. The Trust's Shareholder Servicing Committee
held four meetings during each Fund's last fiscal year.

*    Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the secretary of the Fund.

Remuneration. Each Independent Trustee receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent
Trustee for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at

                                       63

directors' conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the
Fund. The following table shows compensation received by each Trustee from the
Trust and aggregate compensation from the fund complex during the most recent calendar year.

                                                        Pension or Retirement    Total Compensation
                              Compensation from           Benefits Accrued            Paid to
Name of Trustee**          21st Century Growth Fund   as Part of Fund Expenses        Trustees
------------------------   ------------------------   ------------------------   ------------------
Henry P. Becton, Jr.               $ 1,639                       $0                   $170,000
Dawn-Marie Driscoll                $ 1,719                       $0                   $180,000
Keith R. Fox                       $ 1,638                       $0                   $170,000
Louis E. Levy*                     $ 1,270                       $0                   $151,346
Jean Gleason Stromberg             $ 1,621                       $0                   $165,000
Jean C. Tempel                     $ 1,598                       $0                   $164,000
Carl W. Vogt*                      $ 1,316                       $0                   $153,846

*    Newly elected Trustees, effective April 8, 2002.

                                       64

Trustee Fund Ownership. The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2002.

                                                               Aggregate Dollar Range of
                                                                Securities Owned in All
                         Dollar Range of Securities Owned in   Funds in the Fund Complex
Name of Trustees               21st Century Growth Fund           Overseen by Trustees
----------------------   -----------------------------------   -------------------------
Henry P. Becton, Jr.              $10,001 - $50,000                  Over $100,000
Dawn-Marie Driscoll                      None                        Over $100,000
Keith Fox                                None                        Over $100,000
Louis E. Levy                            None                        Over $100,000
Richard T. Hale                          None                        Over $100,000
Jean Gleason Stromberg                   None                        Over $100,000
Jean C. Tempel                           None                        Over $100,000
Carl W. Vogt                             None                        Over $100,000

As of November 3, 2003, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities
Exchange Act of 1934) less than 1% of Scudder 21st Century Growth Fund.

To the best of the Fund's knowledge, as of November 3, 2003, no person owned beneficially more than 5% of each class of Scudder 21/st/ Century Growth Fund's outstanding shares, except as noted below.

As of November 3, 2003, 1,701,976 shares in the aggregate, or 17.10% of the outstanding shares of Scudder 21st Century Growth Fund, Class S were held in the name of Fidelity Investments Institutional Operations Company, Inc., 100
Magellan Way, Mail Zone KWIC, Covington, KY 41015-1999 who may be deemed to be beneficial owner of such shares.

As of November 3, 2003, 431,645 shares in the aggregate, or 4.34% of the outstanding shares of Scudder 21st Century Growth Fund, Class S were held in the name of Scudder Trust Company, for the benefit of T-Mobile USA, Inc. 401(k)
Retirement Savings Plan, Attn: Asset Recon, P.O. Box 1757, Salem, NH 03079-1143
who may be deemed to be beneficial owner of such shares.

As of November 3, 2003, 135,286 shares in the aggregate, or 8.27% of the outstanding shares of Scudder 21st Century Growth Fund, Class A were held in the name of Scudder Trust Company, FBO Station Casinos, Inc. 401(k) Plan #062930,
Attn: Asset Recon, P.O. Box 1757, Salem, NH 03079-1143 who may be deemed to be the beneficial owner of certain of these shares.

As of November 3, 2003, 113,078 shares in the aggregate, or 6.91% of the outstanding shares of Scudder 21st Century Growth Fund, Class A were held in the name of Scudder Trust Company, FBO MacDonald Dettwiler Technologies Inc.,
Retirement Svgs Plan #063079, Attn: Asset Recon, P.O. Box 1757, Salem, NH
03079-1143 who may be deemed to be the beneficial owner of certain of these shares.

As of November 3, 2003, 64,944 shares in the aggregate, or 13.97% of the outstanding shares of Scudder 21st Century Growth Fund, Class C were held in the name of Banc One Securities Corp., FBO The One Select Portfolio, Attn: Wrap
Processing OH1-1244, 1111 Polaris Pkwy, Columbus, OH 43240-2050 who may be
deemed to be the beneficial owner of certain of these shares.

As of November 3, 2003, 79,506 shares in the aggregate, or 37.70% of the outstanding shares of Scudder 21st Century Growth Fund, Class I were held in the name of State Street Bank and Trust Co., Custodian for Scudder Pathway Series:
Balanced Portfolio, 1 Heritage Dr., #P5S, Quincy, MA 02171-2105 who may be
deemed to be the beneficial owner of certain of these shares.

                                       65

As of November 3, 2003, 130,589 shares in the aggregate, or 61.92% of the outstanding shares of Scudder 21st Century Growth Fund, Class I were held in the name of State Street Bank and Trust Co., Custodian for Scudder Pathway Series:
Growth Portfolio, 1 Heritage Dr., #P5S, Quincy, MA 02171-2105 who may be deemed to be the beneficial owner of certain of these shares.

Scudder Aggressive Growth Fund and Scudder Dynamic Growth Fund

The following table presents certain information regarding the Independent
Trustees and Executive Officers of each Trust as of October 1, 2003. Each
Trustee's age as of October 1, 2003 is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each
Trustee is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago,
Illinois 60606. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the Declaration of Trust or the Bylaws. Because the
Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Age, Position(s)
Held with the Trust and                                                                    Number of Funds
Length of Time              Principal Occupation(s) During Past 5 Years and                in Scudder Fund
Served/1/                   Other Directorships Held                                       Complex Overseen
-----------------------------------------------------------------------------------------------------------
John W. Ballantine (57)     Retired; formerly, Executive Vice President and Chief Risk            82
Trustee, 1999-present       Management Officer, First Chicago NBD Corporation/The First
                            National Bank of Chicago (1996-1998); Executive Vice
                            President and Head of International Banking (1995-1996).
                            Directorships: Enron Corporation (energy trading firm)
                            (effective May 30, 2002); First Oak Brook Bancshares, Inc.;
                            Oak Brook Bank; American Healthways, Inc. (provider of
                            disease and care management services); Prisma Energy
                            International (owner and operator of Enron's international energy infrastructure business); FNB Corporation (bank
                            holding company).
-----------------------------------------------------------------------------------------------------------
Lewis A. Burnham (70)       Retired; formerly, Director of Management Consulting,                 82
Trustee, 1977-present       McNulty & Company (1990-1998); prior thereto, Executive Vice
                            President, Anchor Glass Container Corporation.
-----------------------------------------------------------------------------------------------------------
Donald L. Dunaway (66)      Retired; formerly, Executive Vice President, A.O. Smith               82
Trustee, 1980-present       Corporation (diversified manufacturer) (1963-1994).
-----------------------------------------------------------------------------------------------------------
James R. Edgar (57)         Distinguished Fellow, University of Illinois, Institute of            82
Trustee, 1999-present       Government and Public Affairs (1999-present); formerly,
                            Governor, State of Illinois (1991-1999). Directorships:
                            Kemper Insurance Companies; John B. Sanfilippo & Son, Inc.
                            (processor/packager/marketer of nuts, snacks and candy
                            products); Horizon Group Properties, Inc.; Youbet.com
                            (online wagering platform); Alberto-Culver Company
                            (manufactures, distributes and markets health and
                            beauty-care products).
-----------------------------------------------------------------------------------------------------------

                                       66

Name, Age, Position(s)
Held with the Trust and                                                                    Number of Funds
Length of Time              Principal Occupation(s) During Past 5 Years and                in Scudder Fund
Served/1/                   Other Directorships Held                                       Complex Overseen
-----------------------------------------------------------------------------------------------------------
Paul K. Freeman (53)        President, Cook Street Holdings (consulting); Adjunct                 82
Trustee, 2002-present       Professor, University of Denver; Consultant, World
                            Bank/Inter-American Development Bank; formerly, Project
                            Leader, International Institute for Applied Systems Analysis
                            (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                            (environmental insurance) (1986-1998).
-----------------------------------------------------------------------------------------------------------
Robert B. Hoffman (66)      Retired; formerly, Chairman, Harnischfeger Industries, Inc.           82
Trustee, 1981-present       (machinery for the mining and paper industries) (1999-2000);
                            prior thereto, Vice Chairman and Chief Financial Officer,
                            Monsanto Company (agricultural, pharmaceutical and
                            nutritional/food products) (1994-1999).
-----------------------------------------------------------------------------------------------------------
Shirley D. Peterson (62)    Retired; formerly, President, Hood College (1995-2000);               82
Trustee, 1995-present       prior thereto, Partner, Steptoe & Johnson (law firm);
                            Commissioner, Internal Revenue Service; Assistant Attorney
                            General (Tax), US Department of Justice. Directorships:
                            Bethlehem Steel Corp.; Federal Mogul Corp. (supplier of
                            automotive components and subsystems); Trustee, Bryn Mawr
                            College.
-----------------------------------------------------------------------------------------------------------
Fred B. Renwick (73)        Retired; Professor Emeritus of Finance, New York University,          82
Trustee, 1988-present       Stern School of Business (2001-present); formerly,
                            Professor, New York University Stern School of business
                            (1965-2001). Directorships: The Wartburg Foundation;
                            Chairman, Finance Committee of Morehouse College Board of
                            Trustees; formerly, Director of Board of Pensions,
                            Evangelical Lutheran Church in America; member of the
                            Investment Committee of Atlanta University Board of
                            Trustees; Chair of the Investment Committee, American Bible
                            Society Board of Trustees.
-----------------------------------------------------------------------------------------------------------
William P. Sommers (70)     Retired; formerly, President and Chief Executive Officer,             82
Trustee, 1979-present       SRI International (research and development) (1994-1998);
                            prior thereto, Executive Vice President, Iameter (medical
                            information and educational service provider); Senior Vice
                            President and Director, Booz, Allen & Hamilton Inc.
                            (management consulting firm). Directorships: PSI Inc.
                            (satellite engineering and components); Evergreen Solar,
                            Inc. (develop/manufacture solar electric system engines); H2
                            Gen (manufacture hydrogen generators); Zassi Medical
                            Evolutions, Inc. (specialists in intellectual property
                            opportunities in medical device arena); Guckenheimer
                            Enterprises (executive food services).
-----------------------------------------------------------------------------------------------------------
John G. Weithers (70)       Retired; formerly, Chairman of the Board and Chief Executive          82
Trustee, 1993-present       Officer, Chicago Stock Exchange. Directorships: Federal Life
                            Insurance Company; Chairman of the Members of the
                            Corporation and Trustee, DePaul University; formerly,
                            International Federation of Stock Exchanges; Records
                            Management Systems.
-----------------------------------------------------------------------------------------------------------

                                       67

Interested Trustee/2/ and Officers

Name, Age, Position(s)
Held with the Trust and                                                                    Number of Funds
Length of Time              Principal Occupation(s) During Past 5 Years and                in Scudder Fund
Served/1/                   Other Directorships Held                                       Complex Overseen
-----------------------------------------------------------------------------------------------------------
Richard T. Hale/2,3/ (58)   Managing Director, Deutsche Investment Management Americas            20
Chairman and Trustee,       Inc. (2003 to present); Managing Director, Deutsche Bank
2002-present, and           Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.)
President, 2003-            and Deutsche Asset Management (1999 to present); Director
present                     and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche
                            Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to
                            present), North American Income Fund (2000 to present)
                            (registered investment companies); Director, Scudder Global
                            Opportunities Fund (since 2003); Director/Officer
                            Deutsche/Scudder Mutual Funds (various dates); President,
                            Montgomery Street Income Securities, Inc. (2002 to present)
                            (registered investment companies); Vice President, Deutsche
                            Asset Management, Inc. (2000 to present); formerly,
                            Director, ISI Family of Funds (registered investment
                            companies; 4 funds overseen) (1992-1999)
----------------------------------------------------------------------------------------------------------
Philip J. Collora (58)      Director, Deutsche Asset Management                                   n/a
Vice President and
Assistant Secretary,
1986-present

----------------------------------------------------------------------------------------------------------
Daniel O. Hirsch/3/ (49)    Managing Director, Deutsche Asset Management (2002-present)           n/a
Vice President,             and Director, Deutsche Global Funds Ltd. (2002-present);
Assistant Secretary and     formerly, Director, Deutsche Asset Management (1999-2002);
Chief Legal Officer,        Principal, BT Alex. Brown Incorporated (now Deutsche Bank
2002-present                Securities Inc.) (1998-1999); Assistant General Counsel,
                            United States Securities and Exchange Commission (1993-1998)
----------------------------------------------------------------------------------------------------------
Kenneth Murphy/4/ (39)      Vice President, Deutsche Asset Management (2000-present);             n/a
Vice President, 2002-       formerly, Director, John Hancock Signature Services
present                     (1992-2000); Senior Manager, Prudential Mutual Fund Services
                            (1987-1992)
----------------------------------------------------------------------------------------------------------
Julie Van Cleave (44)       Managing Director, Deutsche Asset Management                          n/a
Vice President, 2003-
present
----------------------------------------------------------------------------------------------------------
Charles A. Rizzo/4/ (46)    Director, Deutsche Asset Management (April 2000 to present);          n/a
Treasurer and Chief         formerly, Vice President and Department Head, BT Alex. Brown
Financial Officer,          Incorporated (now Deutsche Bank Securities Inc.)
2002-present                (1998-1999); Senior Manager, Coopers & Lybrand
----------------------------------------------------------------------------------------------------------

                                       68

Name, Age, Position(s)
Held with the Trust and                                                                    Number of Funds
Length of Time              Principal Occupation(s) During Past 5 Years and                in Scudder Fund
Served/1/                   Other Directorships Held                                       Complex Overseen
-----------------------------------------------------------------------------------------------------------
                            L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
-----------------------------------------------------------------------------------------------------------
John Millette/4/ (41)       Director, Deutsche Asset Management                                   n/a
Secretary, 2001-present
----------------------------------------------------------------------------------------------------------
Lisa Hertz/5/ (33)          Assistant Vice President, Deutsche Asset Management                   n/a
Assistant Secretary,
2003- present
----------------------------------------------------------------------------------------------------------
Caroline Pearson/4/ (41)    Managing Director, Deutsche Asset Management                          n/a
Assistant Secretary,
1998- present
----------------------------------------------------------------------------------------------------------
Kathleen                    Director, Deutsche Asset Management                                   n/a
Sullivan D'Eramo/4/ (46)
Assistant Treasurer,
2003-present
----------------------------------------------------------------------------------------------------------
Salvatore Schiavone/4/      Director, Deutsche Asset Management.                                  n/a
(37) Assistant Treasurer,
2003-present
----------------------------------------------------------------------------------------------------------
Lucinda Stebbins/4/ (57)    Director, Deutsche Asset Management.                                  n/a
Assistant Treasurer,
2003-present
----------------------------------------------------------------------------------------------------------

/1/  Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including each Fund, managed by the Advisor. For the
     Officers of each Fund, length of time served represents the date that each
     Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

/2/  As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Funds within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the Funds.

/3/  Address: One South Street, Baltimore, Maryland

/4/  Address: Two International Place, Boston, Massachusetts

/5/  345 Park Avenue, New York, New York

Paul Freeman, prior to his service as independent trustee of the Funds, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the "Effective Date"),
which was part of a restructuring of the boards overseeing the DB Funds,
Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third

                                       69

party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee's and Officer's Role with Principal Underwriter: Scudder Distributors,
Inc.

Kenneth Murphy:      Vice President
Caroline Pearson:    Secretary
Philip J. Collora:   Assistant Secretary

Trustees' Responsibilities. The officers of each Trust manage each Fund's day-to-day operations under the direction of the Trusts' Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of each Fund and to provide oversight of the management of each
Fund. A majority of the Trusts' Board members are not affiliated with the
Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the
Committees' responsibilities.

Board Committees: Each Trust's Board has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Funds, confers with the independent auditors regarding the Fund financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald
L. Dunaway (Chairman), Robert B. Hoffman and Lewis A. Burnham. The Audit
Committee held eight meetings during calendar year 2002.

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman),
James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee
held five meetings during calendar year 2002. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Trust.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W.
Ballantine and Richard T. Hale. Alternative Valuation Committee members are
William P. Sommers, Donald L. Dunaway, and John G. Weithers. The Funds'
Valuation Committee held four meetings during calendar year 2002.

Operations Committee: The Operations Committee oversees the operations of the
Fund, such as reviewing the Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements, and shareholder services. Currently, the members of the
Operations Committee are John W. Ballantine (Chairman), Paul K. Freeman, Fred B.
Renwick and John G. Weithers. The Trust's Operations Committee held 10 meetings during calendar year 2002.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management

                                       70

agreement. The current members of the Equity Oversight Committee are Robert B.
Hoffman (Chairman), Lewis A. Burnham and John G. Weithers. The Trust's Equity
Oversight Committee held four meetings during calendar year 2002.

Remuneration. Each Independent Trustee receives from each Fund a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor which may have different fee schedules. The Advisor supervises the Funds' investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Funds and receives a management fee for its services.

The Board of Trustees of the Trusts established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred
Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Trusts, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously,
Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustees' share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by each Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Trusts and aggregate compensation from the fund complex during the most recent calendar year.

                                                                                                    Total
                           Compensation from    Compensation from   Pension or Retirement      Compensation Paid
                           Scudder Aggressive    Scudder Dynamic     Benefits Accrued as        to Trustees from
Name of Trustee               Growth Fund*        Growth Fund*      Part of Fund Expenses   Fund Complex/(4)(5)/
------------------------   ------------------   -----------------   ---------------------   --------------------
John W. Ballantine               $2,635               $3,503                 $0                    $225,470
Lewis A. Burnham                 $2,159               $2,976                 $0                    $196,060
Donald L. Dunaway/(1)/           $2,637               $3,544                 $0                    $225,370
James R. Edgar/(2)/              $2,050               $2,880                 $0                    $183,770
Paul K. Freeman**                $1,388               $1,896                 $0                    $124,198
Robert B. Hoffman                $2,043               $2,864                 $0                    $187,210
Shirley D. Peterson/(3)/         $2,164               $3,044                 $0                    $206,010
Fred B. Renwick                  $2,336               $3,156                 $0                    $199,280
William P. Sommers               $2,198               $3,023                 $0                    $196,110
John G. Weithers                 $2,390               $3,252                 $0                    $211,230

*    Scudder Aggressive Growth Fund and Scudder Dynamic Growth Fund each consist of one fund.

**   Newly elected Trustee effective May 15, 2002.

/(1)/Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow
     Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from Scudder Dynamic Growth
     Fund to Mr. Dunaway are $14,593.

/(2)/Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by
     Governor Edgar. Total deferred fees (including interest thereon

                                       71

     and the return from the assumed investment in the funds managed by the
     Advisor) payable from Scudder Aggressive Growth Fund and Scudder Dynamic
     Growth Fund to Governor Edgar are $2,686 and $3,570, respectively.

/(3)/ Includes $19,020 in annual retainer fees received by Ms. Peterson in her role as lead Trustee.

/(4)/ For each Trustee (except for Mr. Freeman), total compensation includes compensation for service on the boards of 33 trusts/corporations comprised of 81 funds/portfolios. Each Trustee, including Mr. Freeman, currently serves on the boards of 33 DeAm trusts/corporations comprised of 82 funds/portfolios. In addition, for Mr. Freeman, the total includes compensation for service, for partial periods, on the boards of 34 DeAM trusts/corporations comprised of 93 funds/portfolios.

/(5)/ Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of the Chicago Board in connection with the sale of the
     Advisor to Deutsche Bank AG. Such amounts totaled $36,190 for Messrs.
     Ballantine and Dunaway, $25,850 for Mr. Burnham, $24,070 for Mr. Edgar,
     $10,170 for Mr. Freeman, $20,680 for Messrs. Hoffman and Sommers, $34,070
     for Ms. Peterson, $25,680 for Mr. Renwick and $30,850 for Mr. Weithers.
     These meeting fees were borne by the Advisor.

Trustee Fund Ownership. Under each Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years each Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular
Independent Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment)
of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of each Fund and all funds in the fund complex overseen by the
Trustee as of December 31, 2002.

                        Dollar Range of       Dollar Range of     Aggregate Dollar Range of
                      Securities Owned in   Securities Owned in    Securities Owned in All
                        Scudder Dynamic     Scudder Aggressive    Funds in the Fund Complex
Name of Trustee           Growth Fund           Growth Fund          Overseen by Trustee
-------------------   -------------------   -------------------   -------------------------
John W. Ballantine            None                  None                Over $100,000
Lewis A. Burnham       $10,001 - $ 50,000           None                Over $100,000
Donald L. Dunaway*     $50,000 - $100,000       $1 - $10,000            Over $100,000
James R. Edgar*        $10,001 - $ 50,000           None                Over $100,000
Paul K. Freeman**         Over $100,000             None                Over $100,000
Richard T. Hale               None                  None                Over $100,000
Robert B. Hoffman      $50,001 - $100,000           None                Over $100,000
Shirley D. Peterson           None                  None                Over $100,000
Fred B. Renwick               None                  None                Over $100,000
William P. Sommers     $10,001 - $ 50,000           None                Over $100,000
John G. Weithers       $     1 - $ 10,000           None                Over $100,000

*    The dollar range of shares shown includes share equivalents of certain
     Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to a Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

**   Mr. Freeman joined the Board of Trustees May 15, 2002; Mr. Freeman's share ownership is shown as of December 5, 2003.

As of November 25, 2003, all Trustees and Officers of each Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities
Exchange Act of 1934) less than 1% of the outstanding securities of each Fund.

                                       72

To the best of the Funds' knowledge, as of November 25, 2003, no other person owned beneficially more than 5% of each class of a Fund's outstanding shares
(except as noted below):

As of November 25, 2003, 267 shares in the aggregate, or 36.06% of the outstanding shares of Scudder Aggressive Growth Fund, Class I were held in the name of Scudder Trust Company, for the benefit of Janet A. Cupples, 58 Priscilla
Road, Marshfield, MA 02050-3046 who may be deemed to be the beneficial owner of certain of these shares.

As of November 25, 2003, 197 shares in the aggregate, or 26.61% of the outstanding shares of Scudder Aggressive Growth Fund, Class I were held in the name of Scudder Trust Company, for the benefit of Geoffrey M. Mason, 50 Horicon
Avenue, Glens Falls, New York, 12801-2546 who may be deemed to be the beneficial owner of certain of these shares.

As of November 25, 2003, 15,956 shares in the aggregate, or 20.02% of the outstanding shares of Scudder Dynamic Growth Fund, Class I were held in the name of Scudder Trust Company, for the benefit of Susan McRindle Petrarca, 3041
Candlewood Court, Flossmoor, IL 60422-1440 who may be deemed to be the beneficial owner of certain of these shares.

As of November 25, 2003, 9,325 shares in the aggregate, or 11.70% of the outstanding shares of Scudder Dynamic Growth Fund, Class I were held in the name of Scudder Trust Company, for the benefit of Michael P. Dorian, 10116 North
McGee Court, Kansas City, MO 64155-1738 who may be deemed to be the beneficial owner of certain of these shares.

As of November 25, 2003, 11,919 shares in the aggregate, or 14.96% of the outstanding shares of Scudder Dynamic Growth Fund, Class I were held in the name of Scudder Trust Company, for the benefit of Randy Watson, 932 Redwood Circle,
Liberty, MO 64068 who may be deemed to be the beneficial owner of certain of these shares.

As of November 25, 2003, 9,099 shares in the aggregate, or 11.42% of the outstanding shares of Scudder Dynamic Growth Fund, Class I were held in the name of ZKS Real Estate Partners LLC, Frederick Stephens/Kris Kaiser Trustees, FBO
David A. Kingery, 181 Cypress Point Way, Moraga, CA 64556-1130 who may be deemed to be the beneficial owner of certain of these shares.

                               TRUST ORGANIZATION

Scudder 21st Century Growth Fund is a series of Scudder Securities Trust, a
Massachusetts business trust established under a Declaration of Trust dated
October 16, 1985, as amended from time to time. The Fund's shares are currently divided into six classes: Class A, Class B, Class C, Class I, Class AARP and
Class S shares.

                                       73

Scudder Aggressive Growth Fund is a Massachusetts business trust established under a Declaration of Trust dated October 3, 1996, as amended from time to time. The Fund's shares are currently divided into four classes: Class A, Class
B, Class C and Class I shares.

Scudder Dynamic Growth Fund, formerly Scudder Small Capitalization Equity Fund, is a Massachusetts business trust established under a Declaration of Trust dated
October 24, 1985, as amended from time to time. The Fund's shares are currently divided into four classes: Class A, Class B, Class C and Class I shares.

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. A Fund generally is not required to hold meetings of its shareholders. Under the Agreement and
Declaration of Trust of a Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act;
(c) any termination or reorganization of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the
Declaration of Trust (other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof) to the extent provided therein; and (e) such additional matters as may be required by law, the
Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or as the trustees may consider necessary or desirable.
Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust provide that obligations of each Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the
Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a
Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a
Fund or the Trust's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

                                       74

Any of the Trustees of Scudder 21st Century Growth Fund may be removed (provided the aggregate number of Trustees after such removal shall not be less than one)
with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such
Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the
Trustees will assist shareholder communications to the extent provided for in
Section 16(c) under the 1940 Act.

Any Trustee of Scudder Aggressive Growth Fund and Scudder Dynamic Growth Fund
may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the mater voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust's portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a
Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that a Fund might become liable for a misstatement regarding another Fund. The Trustees of each Fund have considered this and approved the use of a combined SAI for the Funds.

                             PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund's best economic interests. The Advisor has adopted its own Proxy
Voting Policies and Procedures ("Policies") and Proxy Voting Guidelines
("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of each Fund and the interests of the Advisor and its affiliates, including each Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

     .    Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

     .    Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

     .    Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The
          Advisor generally votes for fair price proposals.

     .    Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The
Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment Advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated

                                       75

investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting).

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with each Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment
Advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be refused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the
Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of Scudder
21st Century Growth Fund, together with the Report of Independent Accountants,
Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated July 31, 2003 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of
Additional Information.

The financial statements, including the portfolios of investments, of Scudder
Aggressive Growth Fund and Scudder Dynamic Growth Fund, together with the
Reports of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Reports to the Shareholders of the Funds, each dated
September 30, 2003, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                             ADDITIONAL INFORMATION

The CUSIP numbers of Scudder 21st Century Growth Fund are:

Class A 811196-807

Class B 811196-872

Class C 811196-880

Class I 811196-732

                                       76

Scudder 21st Century Growth Fund has a fiscal year ending July 31.

The CUSIP numbers of Scudder Aggressive Growth Fund are:

Class A 81111M-107

Class B 81111M-206

Class C 81111M-305

Class I 81111M-404

Scudder Aggressive Growth Fund has a fiscal year ending September 30.

The CUSIP numbers of Scudder Dynamic Growth Fund are:

Class A 811197-102

Class B 811197-201

Class C 811197-300

Class I 811197-409

Scudder Dynamic Growth fund has a fiscal year ending September 30.

This Statement of Additional Information contains the information of Scudder
21st Century Growth Fund, Scudder Aggressive Growth Fund and Scudder Dynamic
Growth Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

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